Exhibit 1

EXECUTION COPY

GS MORTGAGE SECURITIES CORPORATION II

GS MORTGAGE SECURITIES TRUST 2014-GC18

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2014- GC18

Underwriting Agreement

Dated as of January 24, 2014

Goldman, Sachs & Co. 200 West Street New York, New York 10282	Citigroup Global Markets Inc. 388 Greenwich Street New York, New York 10013

Drexel Hamilton, LLC 77 Water Street New York, New York 10005

Ladies and Gentlemen:

GS Mortgage Securities Corporation II, a Delaware corporation (the “Company”), proposes to cause to be issued its GS Mortgage Securities Trust 2014-GC18, Commercial Mortgage Pass-Through Certificates, Series 2014-GC18 (the “Certificates”), consisting of 18 classes designated as the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A, Class X-B, Class X-C, Class X-D, Class A-S, Class B, Class PEZ, Class C, Class D, Class E, Class F, Class G and Class R Certificates under a Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”), dated as of January 1, 2014, among the Company, as depositor, Wells Fargo Bank, National Association, as master servicer (in such capacity, the “Master Servicer”), LNR Partners, LLC, as special servicer (the “Special Servicer”), Park Bridge Lender Services LLC, as operating advisor (the “Operating Advisor”), Wells Fargo Bank, National Association, as certificate administrator (in such capacity, the “Certificate Administrator”), and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”), and proposes to sell the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A, Class X-B, Class A-S, Class B, Class PEZ and Class C Certificates (collectively, the “Publicly Offered Certificates”) to Goldman, Sachs & Co. (“Goldman”), Citigroup Global Markets Inc. (“Citigroup”) and Drexel Hamilton, LLC (“Drexel” and, together with Goldman and Citigroup, the “Underwriters”).  The Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”) primarily consisting of a segregated pool (the “Mortgage Pool”) of mortgage loans (the “Mortgage Loans”) secured by first liens on commercial and multifamily properties.  The Mortgage Loans will be purchased by the Company from (i) Goldman Sachs Mortgage Company (“GSMC”) pursuant to a Mortgage Loan Purchase Agreement, dated as of January 1, 2014 (the “GSMC Mortgage Loan Purchase Agreement”), between the Company and GSMC, (ii) Citigroup Global Markets Realty Corp. (“CGMRC”) pursuant to a Mortgage Loan Purchase Agreement, dated as of January 1, 2014 (the “CGMRC

Mortgage Loan Purchase Agreement”), between the Company and CGMRC, (iii) Starwood Mortgage Funding I LLC (“Starwood”) pursuant to a Mortgage Loan Purchase Agreement, dated as of January 1, 2014 (the “Starwood Mortgage Loan Purchase Agreement”), between the Company and Starwood and (iv) Cantor Commercial Real Estate Lending, L.P. (“CCRE” and, together with GSMC, CGMRC and Starwood, the “Mortgage Loan Sellers”) pursuant to a Mortgage Loan Purchase Agreement, dated as of January 1, 2014 (together with the GSMC Mortgage Loan Purchase Agreement, the CGMRC Mortgage Loan Purchase Agreement and the Starwood Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Company and CCRE, in each case in exchange for immediately available funds.  This Underwriting Agreement (this “Agreement”) is to confirm the arrangements with respect to your purchase of the Publicly Offered Certificates.  Capitalized terms used but not defined herein shall have the meanings given to them in the Pooling and Servicing Agreement, as in effect on the Closing Date (as defined in Section 4(a) of this Agreement).

At or prior to the time when sales to purchasers of the Publicly Offered Certificates were first made, which was (a) approximately 11:18 a.m. (Eastern Time) on January 24, 2014 with respect to the Publicly Offered Certificates other than the Class X-A, Class X-B and Class PEZ Certificates, (b) approximately 4:48 p.m. (Eastern Time) on January 27, 2014 with respect to the Class X-A and Class X-B Certificates and (c) deemed to be approximately 11:18 a.m. (Eastern Time) on January 24, 2014 with respect to the Class PEZ Certificates (the “Time of Sale”), the Company had prepared or made available the following information (collectively, the “Time of Sale Information”): (i) the Free Writing Prospectus, dated January 15, 2014 (the cover page of which is attached hereto as Annex A) (the “Preliminary Free Writing Prospectus”), (ii) the Structural and Collateral Term Sheet, dated January 15, 2014 (the “Term Sheet”), (iii) the Company’s base prospectus, dated January 15, 2014 (the “Base Prospectus”), and (iv) each additional Free Writing Prospectus, the first page of each of which is listed on Annex B hereto.  “Free Writing Prospectus” means a “free writing prospectus” as defined pursuant to Rule 405 under the Securities Act.  If, subsequent to the date of this Agreement, the Company and the Underwriters (x) determine that such information included an untrue statement of material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and (y) terminate their old purchase contracts and enter into new purchase contracts with investors in the Publicly Offered Certificates, then “Time of Sale Information” will refer to the information, including any information that corrects such material misstatements or omissions, conveyed to purchasers at the time of entry into the first such new purchase contract (“Corrective Information”) and “Time of Sale” will refer to the time and date on which such new purchase contracts were entered into.

1.             The Company represents and warrants to, and agrees with, each of the Underwriters that:

(a)           A registration statement on Form S-3 (Commission File No. 333-191331), including a form of prospectus and such amendments thereto as may have been required to the date hereof, relating to the Publicly Offered Certificates and the offering thereof from time to time in accordance with Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), has been filed with the Securities and Exchange Commission (the “Commission”) and such registration statement, as amended, has become effective.  No stop order suspending the effectiveness of such registration statement is in effect, and no proceedings for such purpose are pending or, to the Company’s knowledge, threatened by the Commission.  Such registration statement, including the exhibits thereto and any information that is contained in the Prospectus (as defined below) and is deemed to be a part of and included in such registration statement, as such registration statement may have been amended or supplemented at the date of the Prospectus, is hereinafter referred to as the “Registration Statement;” the prospectus first required to be filed to satisfy the condition set forth in Rule 172(c) and pursuant to Rule 424(b) under the Securities Act is hereinafter referred to as the “Base Prospectus”; the supplement to the Base Prospectus relating to the Publicly Offered Certificates in the form first required to be filed to satisfy the condition set forth in Rule 172(c) and pursuant to Rule 424(b) under the Securities Act is hereinafter referred to as the “Prospectus Supplement”; and the Base Prospectus and the Prospectus Supplement, including any diskette  or other electronic media delivered therewith, together, are hereinafter referred to as the “Prospectus.”  The conditions to the use of a registration statement on Form S-3 under the Securities Act, as set forth in the General Instructions to Form S-3, and the conditions of Rule 415 under the Securities Act have been satisfied with respect to the Registration Statement.  There is no request by the Commission for any further amendment of the Registration Statement or the Prospectus or for any additional information.  There has been no notification with respect to the suspension of the qualification for sale of the Certificates for sale in any jurisdiction or any proceeding for such purpose having been instituted or threatened;

(b)           As of its effective date or deemed effective date pursuant to Rule 430B under the Securities Act (the “Effective Date”), the Registration Statement did conform in all material respects to the requirements of the Securities Act, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), where applicable, and the rules and regulations of the Commission under the Securities Act or the Exchange Act, as applicable, and did not, as of the Effective Date, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any Underwriter Information (as defined below);

(c)           As of the date of the Prospectus Supplement and as of the Closing Date, the Prospectus will conform in all material respects to the requirements of the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder (the “Rules and Regulations”), and such document does not include, and will not include, any untrue statement of a material fact and does not omit, and will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to the absence of pricing or price dependent information or to any Mortgage Loan Seller Information, any Master Servicer Information, any Special Servicer Information, any Operating Advisor Information, any Certificate Administrator Information, any Trustee Information or any Underwriter Information;

(d)           The documents incorporated by reference in the Registration Statement and the Prospectus, when they were filed with the Commission conformed in all material respects to the requirements of the Exchange Act and the rules and regulations thereunder, and any further documents so filed and incorporated by reference in the Registration Statement and the Prospectus, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act and the rules and regulations thereunder;

provided, however, that the Company makes no representations, warranties or agreements as to (A) the information contained in the Prospectus or any revision or amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by any Underwriter on behalf of itself or the other Underwriters specifically for use in connection with the preparation of the Time of Sale Information or Prospectus or any revision or amendment thereof or supplement thereto (the “Underwriter Information”), (B) any information contained in or omitted from the portions of the Prospectus for which the Mortgage Loan Sellers are obligated to indemnify the Underwriters pursuant to the respective Indemnification Agreements, each dated as of January 24, 2014, among each Mortgage Loan Seller, respectively, the Underwriters and the Company (the “Mortgage Loan Seller Information”), (C) any information contained in or omitted from the portions of the Prospectus for which the Master Servicer is obligated to indemnify the Underwriters pursuant to the Indemnification Agreement, dated as of January 24, 2014, among the Master Servicer, the Underwriters and the Company (the “Master Servicer Information”), (D) any information contained in or omitted from the portions of the Prospectus for which the Special Servicer is obligated to indemnify the Underwriters pursuant to the Indemnification Agreement, dated as of January 24, 2014, among the Special Servicer, the Underwriters and the Company (the “Special Servicer Information”), (E) any information contained in or omitted from the portions of the Prospectus for which the Operating Advisor is obligated to indemnify the Underwriters pursuant to the Indemnification Agreement, dated as of January 24, 2014, among the Operating Advisor, the Underwriters and the Company (the “Operating Advisor Information”), (F) any information contained in or omitted from the portions of the Prospectus for which the Certificate Administrator is obligated to indemnify the Underwriters pursuant to the Indemnification Agreement, dated as of January 24, 2014, among the Certificate Administrator, the Underwriters and the Company (the “Certificate Administrator Information”), or (G) any information contained in or omitted from the portions of the Prospectus for which the Trustee is obligated to indemnify the Underwriters pursuant to the Indemnification Agreement, dated as of January 24, 2014, among the Trustee, the Underwriters and the Company (the “Trustee Information”).  The parties acknowledge and agree that the Underwriter Information shall consist solely of the fourth paragraph, the fifth paragraph (but only the second sentence thereof) and the sixth paragraph (but only the first two sentences thereof) of the section of the Prospectus Supplement entitled “Plan of Distribution (Underwriter Conflicts of Interest)” and the first sentence of the last paragraph on the cover page of each of the Prospectus Supplement and the Preliminary Free Writing Prospectus;

(e)           Since the date as of which information is given in the Prospectus, there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a change, that would have a material adverse effect on the ability of the Company to perform its obligations under this Agreement, the Pooling and Servicing Agreement or any Mortgage Loan Purchase Agreement;

(f)           The Time of Sale Information, at the Time of Sale, did not, does not and will not, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation and warranty shall not apply to the absence of pricing or price dependent information or to any Mortgage Loan Seller Information, any Master Servicer Information, any Special Servicer

Information, any Operating Advisor Information, any Certificate Administrator Information, any Trustee Information or any Underwriter Information.  The parties acknowledge that none of the Underwriters has furnished any Underwriter Information to the Company expressly for use in the Time of Sale Information.

(g)           Other than the Prospectus, the Company (including its agents and representatives other than the Underwriters in their capacity as such) has not made, used, prepared, authorized, approved or referred to and will not make, use, prepare, authorize, approve or refer to any “written communication” (as defined in Rule 405 under the Securities Act) that constitutes an offer to sell or solicitation of an offer to buy the Publicly Offered Certificates other than (i) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Securities Act or Rule 134 under the Securities Act, (ii) the Time of Sale Information, and (iii) each other written communication of the Company or its agents and representatives approved by the Underwriters either in writing in advance or in any other manner mutually agreed by the Underwriters and the Company (each such communication referred to in clause (ii) and this clause (iii) constituting an “issuer free writing prospectus”, as defined in Rule 433(h) under the Securities Act, being referred to herein as an “Issuer Free Writing Prospectus”).  Each such Issuer Free Writing Prospectus complied or, if used after the date hereof, will comply, in all material respects with the Securities Act and the rules and regulations promulgated thereunder, has been filed or will be filed in accordance with Section 11 (to the extent required thereby) and did not, does not and will not, at the Time of Sale, and at the Closing Date will not, contain any untrue statement of a material fact or (when read in conjunction with the other Time of Sale Information) omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to (i) any statements or omissions made in reliance upon and in conformity with the Underwriter Information or (ii) any Mortgage Loan Seller Information contained in or omitted from any Issuer Free Writing Prospectus.  The parties acknowledge that none of the Underwriters has furnished any Underwriter Information to the Company expressly for use in any Issuer Free Writing Prospectus.

(h)           The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware and has all requisite power and authority (corporate and other, including, without limitation, all material licenses, certificates, authorizations or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies) to own its properties and to conduct its business as now conducted by it and as described in the Prospectus, and is duly qualified as a foreign corporation in good standing in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Company or its execution and performance of the terms of this Agreement, the Pooling and Servicing Agreement or any Mortgage Loan Purchase Agreement;

(i)            This Agreement has been duly authorized, executed and delivered by the Company and will constitute valid and legally binding obligations of the Company, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general principles of equity, and except that the enforcement of rights with respect to indemnification and contribution obligations may be limited by applicable law or considerations of public policy;

(j)            At the Time of Delivery (as defined in Section 4 hereof) the Pooling and Servicing Agreement and the Mortgage Loan Purchase Agreements will have been duly authorized, executed and delivered by the Company.  At the Time of Delivery, the Pooling and Servicing Agreement and the Mortgage Loan Purchase Agreements will constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general principles of equity;

(k)           When the Certificates are issued, executed, authenticated and delivered pursuant to this Agreement and the Pooling and Servicing Agreement, the Certificates will have been duly authorized, executed, authenticated, issued and delivered, fully paid and nonassessable and will be entitled to the benefits of the Pooling and Servicing Agreement; and the Certificates and the Pooling and Servicing Agreement will conform to the descriptions thereof in the Prospectus;

(l)            The issue and sale of the Certificates, the compliance by the Company with all of the provisions of this Agreement, the Pooling and Servicing Agreement and the Mortgage Loan Purchase Agreements, and the consummation of the transactions herein and therein contemplated, (1) will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, (2) will not result in any violation of the provisions of the Certificate of Incorporation or the By-Laws of the Company or any statute, rule or regulation or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, or any of its properties, and (3) except as contemplated by the Pooling and Servicing Agreement, will not result in the creation or imposition of any lien, charge or encumbrance upon any of its property or assets pursuant to the terms of any such indenture, mortgage, contract or other instrument referred to in the immediately preceding clause (1). No consent, approval, authorization, order, filing, registration or qualification of or with any court or governmental agency or body having jurisdiction over the Company, or any of its properties, is required for the authorization, issue and sale of the Publicly Offered Certificates or the consummation by the Company of the other transactions contemplated by this Agreement, the Pooling and Servicing Agreement or the Mortgage Loan Purchase Agreements except such as have been obtained under the Securities Act, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or “blue sky” laws in connection with the purchase and offering of the Publicly Offered Certificates by the Underwriters;

(m)          The statements set forth in the Prospectus under the caption “Description of the Offered Certificates,” insofar as they purport to constitute a summary of the terms of the Certificates and insofar as they purport to describe the provisions of the documents referred to therein, are accurate in all material respects;

(n)           Other than as set forth or contemplated in the Prospectus or in the Time of Sale Information, there are no legal or governmental actions, proceedings or investigations pending to which the Company is a party or to which the Company or any property of the Company is subject that are required to be described in the Prospectus or Time of Sale Information or that, if determined adversely to the Company, would individually or in the aggregate (i) have a material adverse effect on the condition (financial or otherwise), earnings, affairs, business, properties or prospects of the Company, and, to the best of the Company’s knowledge, no such actions, proceedings or investigations are threatened or contemplated by governmental authorities or threatened by others, (ii) invalidate this Agreement, the Pooling and Servicing Agreement, any Mortgage Loan Purchase Agreement or the Certificates, (iii) prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement, the Pooling and Servicing Agreement or any Mortgage Loan Purchase Agreement, (iv) materially and adversely affect the performance by the Company of its obligations under, or the validity or enforceability against the Company of, this Agreement, the Pooling and Servicing Agreement, any Mortgage Loan Purchase Agreement or the Certificates or (v) adversely affect the federal income tax attributes of the Certificates described in the Prospectus or the Time of Sale Information;

(o)           The Company will, at the Time of Delivery, own the Mortgage Loans, free and clear of any lien, mortgage, pledge, charge, security interest, adverse claim or other encumbrance, and, at the Time of Delivery, the Company will have full power and authority to sell and deliver the Mortgage Loans to the Trustee under the Pooling and Servicing Agreement and at the Time of Delivery will have duly authorized such assignment and delivery to the Trustee by all necessary action;

(p)           Any taxes, fees and other governmental charges in connection with the execution, delivery and performance of this Agreement, the Pooling and Servicing Agreement, the Mortgage Loan Purchase Agreements and the Publicly Offered Certificates will have been paid at or prior to the Time of Delivery;

(q)           Neither the Company nor the Trust Fund is, and neither the sale of the Certificates in the manner contemplated by the Prospectus nor the activities of the Trust Fund pursuant to the Pooling and Servicing Agreement will cause the Company or the Trust Fund to be (i) required to be registered as an “investment company” or (ii) under the control of an “investment company”, in the case of clauses (i) and (ii), as such terms are defined under the Investment Company Act of 1940, as amended (the “Investment Company Act”);

(r)           At the Time of Delivery, the Mortgage Loans will have been duly and validly assigned and delivered by the Company to the Trustee;

(s)           [Reserved];

(t)           There are no contracts, indentures or other documents of a character required by the Securities Act or by the rules and regulations thereunder to be described or referred to in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that have not been so described or referred to therein or so filed or incorporated by reference as exhibits thereto;

(u)           [Reserved];

(v)           Under generally accepted accounting principles and for federal income tax purposes, the Company will report the transfer of the Mortgage Loans to the Trustee in exchange for the Certificates and the sale of the Publicly Offered Certificates to the Underwriters pursuant to this Agreement as a sale of the interest in the Mortgage Loans evidenced by the Publicly Offered Certificates.  The consideration received by the Company upon the sale of the Publicly Offered Certificates to the Underwriters will constitute reasonably equivalent value and fair consideration for the Publicly Offered Certificates.  The Company will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Publicly Offered Certificates to the Underwriters.  The Company is not selling the Publicly Offered Certificates to the Underwriters with any intent to hinder, delay or defraud any of the creditors of the Company;

(w)           The Company has not relied on the Underwriters for any tax, regulatory, accounting or other advice with respect to compliance with or registration under any statute, rule or regulation of any governmental, regulatory, administrative or other agency or authority.  The Company acknowledges and agrees that: (i) the terms of this Agreement and the offering (including the price of the Certificates) were negotiated at arm’s length between sophisticated parties represented by counsel; (ii) no fiduciary, advisory or agency relationship between the Company and any Underwriter has been or will be created as a result of any of the transactions contemplated by this Agreement, irrespective of whether any Underwriter has advised or is advising the Company on other matters; (iii) the Underwriters’ obligations to the Company in respect of the offering, and the purchase and sale, of the Publicly Offered Certificates are set forth in this Agreement in their entirety; (iv) the Company has obtained such legal, tax, accounting and other advice as it deems appropriate with respect to this Agreement and the transactions contemplated hereby and other activities undertaken in connection therewith, and it is not relying on the Underwriters with respect to any such matters; and (v) the Company will not claim that the Underwriters, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company in connection with the transactions contemplated hereby or the process leading thereto;

(x)           The Company is not, and on the date on which the first bona fide offer of the Publicly Offered Certificates is made (within the meaning of Rule 164(h)(2) under the Securities Act) will not be, an “ineligible issuer,” as defined in Rule 405 under the Securities Act;

(y)           The Company has executed and delivered a written representation to each Rating Agency that it will take the actions specified in paragraphs (a)(3)(iii)(A) through (D) of Rule 17g-5 of the Exchange Act (“Rule 17g-5”), and the Company has complied, and will hereafter comply, with each such representation;

(z)           Any information delivered by or on behalf of the Company to any Rating Agency did not, and as of the Time of Delivery will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that this representation and warranty shall not apply to the absence of pricing or price dependent information or to any Mortgage Loan Seller Information, any Master Servicer Information, any Special Servicer

Information, any Operating Advisor Information, any Certificate Administrator Information, any Trustee Information or any Underwriter Information.

2.             Each Underwriter represents and warrants to, and agrees with, the Company, that:

(a)           In relation to each member state of the European Economic Area which has implemented the Prospectus Directive (each, a “Relevant Member State”), it has not made and will not make an offer of the Publicly Offered Certificates to the public in that Relevant Member State prior to the publication of a prospectus in relation to the Publicly Offered Certificates which has been approved by the competent authority in that Relevant Member State or, where appropriate, approved in another Relevant Member State and notified to the competent authority in that Relevant Member State, all in accordance with the Prospectus Directive, except that it may, with effect from and including the relevant implementation date, make an offer of Publicly Offered Certificates to the public in that Relevant Member State at any time pursuant to the following exemptions, if they have been implemented in that Relevant Member State: (A) to any legal entity which is a “qualified investor” as defined in the Prospectus Directive; (B) to fewer than 100 or, if the Relevant Member State has implemented the relevant provision of the 2010 PD Amending Directive, 150, natural or legal persons (other than “qualified investors” as defined in the Prospectus Directive) subject to obtaining the prior consent of the relevant Underwriter or Underwriters nominated by the Trust for any such offer, or (C) in any other circumstances falling within Article 3(2) of the Prospectus Directive; provided, that no such offer of the Publicly Offered Certificates referred to in clauses (A), (B) and (C) above shall require the Depositor, the Trust or any Underwriter to publish a prospectus pursuant to Article 3 of the Prospectus Directive.  For the purposes of this Section 2(a), (1) the expression an “offer of the Publicly Offered Certificates to the public” in relation to any Publicly Offered Certificates in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the Publicly Offered Certificates to be offered so as to enable an investor to decide to purchase or subscribe to the Publicly Offered Certificates, as the same may be varied in that Relevant Member State by any measure implementing the Prospectus Directive in that Relevant Member State, (2) the expression “Prospectus Directive” means Directive 2003/71/EC (and amendments thereto, including by the 2010 PD Amending Directive to the extent implemented in each Relevant Member State) and includes any relevant implementing measure in each Relevant Member State, and (3) the expression “2010 PD Amending Directive” means Directive 2010/73/EU.  “European Economic Area” means Austria, Belgium, Bulgaria, Cyprus, Czech Republic, Denmark, Estonia, Finland, France, Germany, Greece, Hungary, Iceland, Ireland, Italy, Latvia, Liechtenstein, Lithuania, Luxembourg, Malta, Netherlands, Norway, Poland, Portugal, Romania, Slovak Republic, Slovenia, Spain, Sweden and United Kingdom.

(b)           In the United Kingdom, it has only communicated or caused to be communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the Financial Services and Markets Act 2000 (the “FSMA”)) received by it in connection with the issue or sale of the Publicly Offered Certificates in circumstances in which Section 21(1) of the FSMA does not apply to the Company or the Trust.

(c)           It has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Publicly Offered Certificates in, from or otherwise involving the United Kingdom.

(d)           It has not, directly or indirectly, offered or sold, and will not, directly or indirectly, offer or sell any Publicly Offered Certificates in Japan or to, or for the benefit of, any resident of Japan (which term as used herein means any person resident in Japan, including any corporation or other entity organized under the laws of Japan), or to others for re-offering or resale, directly or indirectly, in Japan or to, or for the benefit of, any resident of Japan, except pursuant to an exemption from the registration requirements of, and otherwise in compliance with, the Financial Instruments and Exchange Law of Japan and any other relevant laws, regulations and ministerial guidelines of Japan.

(e)           It has not provided, as of the date of this Agreement, and covenants with the Company that it will not provide, on or prior to the Closing Date, to any Rating Agency or other “nationally recognized statistical rating organization” (within the meaning of the Exchange Act), any information, written or oral, relating to the Trust Fund, the Certificates, the transactions contemplated by this Agreement or the Pooling and Servicing Agreement or any other information, that could be reasonably determined to be relevant to determining an initial credit rating for the Certificates (as contemplated by Rule 17g-5(a)(3)(iii)(C)), without the prior consent of the Company.

(f)            It will not provide to any Rating Agency or other “nationally recognized statistical rating organization” (within the meaning of the Exchange Act), any information, written or oral, relating to the Trust Fund, the Certificates, the transactions contemplated by this Agreement or the Pooling and Servicing Agreement or any other information, that could be reasonably determined to be relevant to undertaking credit rating surveillance for the Certificates (as contemplated by Rule 17g-5(a)(iii)(3)(D)), without the prior consent of the Company.

3.             Subject to the terms and conditions herein set forth, the Company agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price determined in accordance with Schedule II hereto, the principal amount or notional amount, as applicable, of the Publicly Offered Certificates in accordance with Schedule II hereto.  Upon the authorization by you of the release of the Publicly Offered Certificates, the several Underwriters propose to offer the Publicly Offered Certificates for sale to the public (which may include selected dealers) upon the terms and conditions set forth in the Prospectus.

4.             (a)  The Publicly Offered Certificates to be purchased by the Underwriters will be represented by one or more definitive global Certificates in book-entry form, which will be deposited by or on behalf of the Company with The Depository Trust Company (“DTC”) or its designated custodian.  The Company will deliver such Certificates to each Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer to the Company of federal (same day) funds, by causing DTC to credit such Certificates to the respective accounts of the Underwriters at DTC.  The Company will cause the certificates representing such Certificates to be made available to the Underwriters for checking at least twenty-four hours prior to the Time of Delivery at an office designated by the Underwriters (the

“Designated Office”).  The time and date of such delivery and payment shall be 10:00 a.m., New York City time, on February 3, 2014, or such other time and date as the Underwriters and the Company may agree upon in writing.  Such time and date are herein called the “Time of Delivery” and such date is herein called the “Closing Date.”

(b)           The documents to be delivered at the Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross-receipt for the Publicly Offered Certificates and any additional documents requested by the Underwriters pursuant to Section 7(x) hereof, will be delivered at the offices of Cadwalader, Wickersham & Taft LLP (“Cadwalader”) at One World Financial Center, New York, NY 10281 (the “Closing Location”), and the Publicly Offered Certificates will be delivered at the Designated Office, all at the Time of Delivery.  A meeting will be held at the Closing Location at 3:00 p.m., New York City time, on the New York Business Day next preceding the Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto.  For the purposes of this Section 4, “New York Business Day” shall mean each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in New York City are generally authorized or obligated by law or executive order to close.

5.             The Company agrees with each of the Underwriters:

(a)           If required, to file the Prospectus with the Commission pursuant to and in accordance with Rule 424(b) under the Securities Act not later than the time specified therein by means reasonably calculated to result in filing with the Commission pursuant to such rule.  The Company will advise the Underwriters promptly of any such filing pursuant to and within the time frames set forth in Rule 424(b).  Subject to Section 11, the Company will cause each Issuer Free Writing Prospectus to be transmitted for filing pursuant to Rule 433 under the Securities Act by means reasonably calculated to result in filing with the Commission pursuant to said rule;

(b)           Not to make any amendment or supplement to the Registration Statement or the Prospectus as amended or supplemented prior to the Closing Date, or to prepare, use, authorize, approve, refer to or file any Issuer Free Writing Prospectus, without furnishing the Underwriters with a copy of the proposed form thereof and providing the Underwriters with a reasonable opportunity to review the same; and to advise the Underwriters, promptly after it receives notice thereof, of the issuance of any stop order by the Commission, of the suspension of the qualification of any of the Publicly Offered Certificates for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus as amended or supplemented or for additional information; and, in the event of the issuance of any such stop order or of any order preventing or suspending the use of any prospectus relating to the Publicly Offered Certificates or suspending any such qualification, to use promptly its best efforts to obtain withdrawal of such order;

(c)           Promptly from time to time to take such action as the Underwriters may reasonably request in order to qualify the Publicly Offered Certificates for offering and sale under the securities laws of such states as the Underwriters may request and to continue such qualifications in effect so long as necessary under such laws for the distribution of such

Certificates; provided, that in connection therewith neither the Trust Fund nor the Company shall be required to qualify to do business, or to file a general consent to service of process in any jurisdiction; and provided, further, that the expense of maintaining any such qualification more than one year from the Closing Date with respect to the Publicly Offered Certificates shall be at the Underwriters’ expense;

(d)           To furnish the Underwriters with copies of the Registration Statement (including exhibits), copies of the Prospectus and each Free Writing Prospectus (as amended or supplemented), and the Pooling and Servicing Agreement, in such quantities as the Underwriters may from time to time reasonably request; and if, before a period of one year shall have elapsed after the Closing Date, either (i) any event shall have occurred as a result of which the Prospectus would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (ii) for any other reason it shall be necessary during such same period to amend or supplement the Prospectus, as amended or supplemented, to notify each Underwriter and upon their request to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as each Underwriter may from time to time reasonably request an amendment or a supplement to the Prospectus which will correct such statement or omission; and at any time one year or more after the Closing Date, upon such Underwriter’s request, but at such Underwriter’s own expense, and if such Underwriter is required by law to deliver a prospectus in connection with sales of any such Certificates, to prepare and deliver to the Underwriter as many copies as such Underwriter may request of an amended or supplemented prospectus complying with the Securities Act;

(e)           To make generally available to holders of the Publicly Offered Certificates as soon as practicable, but in any event no later than eighteen months after the Closing Date, an earnings statement of the Company complying with Rule 158 under the Securities Act and covering a period of at least twelve consecutive months beginning after the Closing Date;

(f)            So long as any of the Publicly Offered Certificates are outstanding, to cause to be furnished to the Underwriters copies of all reports or other communications (financial or other) furnished to holders of Certificates, and to deliver to each Underwriter during such same period, (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission; (ii) copies of each amendment to any of the Pooling and Servicing Agreement and the Mortgage Loan Purchase Agreements; and (iii) such additional information concerning the business and financial condition of the Company or the Trust Fund as each Underwriter may from time to time reasonably request; and

(g)           Not to be or become, or allow the Trust Fund to be or become, an open-end investment company, unit investment trust, closed-end investment company or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act.

6.             The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following:  (i) the Commission’s filing fees with respect to the Publicly Offered Certificates; (ii) the fees, disbursements and expenses of counsel and accountants for the Company in connection with the issuance of the Certificates and the related offering documents and all other expenses in connection with the preparation and printing of all amendments and supplements thereto and the mailing and delivery of copies thereof to the Underwriters and dealers; (iii) the cost of printing or producing this Agreement, the Pooling and Servicing Agreement, any Mortgage Loan Purchase Agreement, any “blue sky” supplement and any term sheets, computational materials, any Issuer Free Writing Prospectus, the Prospectus and any other document produced in connection with the offering, purchase, sale and delivery of the Publicly Offered Certificates and all amendments and supplements thereto and the mailing and delivery of copies thereof to the Underwriters and dealers; (iv) all expenses in connection with the qualification of the Publicly Offered Certificates for offering and sale under state securities laws as provided in Section 5(c) of this Agreement, including the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the “blue sky” supplement; (v) any fees charged by securities rating services for rating the Certificates; (vi) the fees and expenses of the Trustee and the Certificate Administrator and of any agent of the Trustee and the Certificate Administrator, as applicable, and the reasonable fees and disbursements of counsel for the Trustee and the Certificate Administrator, as applicable, in connection with the Pooling and Servicing Agreement and the Publicly Offered Certificates; (vii) the fees and expenses of each of the Operating Advisor, the Master Servicer and Special Servicer and of any agent of the Operating Advisor, the Master Servicer or Special Servicer, as applicable, and the reasonable fees and disbursements of counsel for the Operating Advisor, the Master Servicer or Special Servicer, as applicable, in connection with the Pooling and Servicing Agreement, the Mortgage Loan Purchase Agreements and the Publicly Offered Certificates; (viii) the cost of preparing the Certificates; and (ix)  all other costs and expenses incident to the performance of the Company’s obligations hereunder that are not otherwise specifically provided for in this Section 6.  It is understood, however, that, except as provided in this Section 6 and Section 8, Section 10 and Section 11 of this Agreement, each Underwriter will pay all of its own costs and expenses, including the fees of its counsel, transfer taxes on resale of any of the Publicly Offered Certificates by it and any advertising expenses connected with any offers it may make.

7.             The obligations of the Underwriters hereunder shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company herein are, at and as of the Time of Delivery, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

(a)           The Pooling and Servicing Agreement, the Mortgage Loan Purchase Agreements, the Indemnification Agreements (referred to in Section 1(d) of this Agreement) and all of the other agreements identified in such agreements shall have been duly entered into by all of the respective parties;

(b)           Cadwalader, special counsel to the Company, shall have furnished to the Underwriters its written opinion, dated the Time of Delivery, in form and substance satisfactory to the Underwriters and counsel for the Underwriters;

(c)           Cadwalader, special counsel to the Company, shall have furnished to the Underwriters its letter relating to the Preliminary Free Writing Prospectus as of the Time of Sale and to the Prospectus as of the date thereof and as of the Time of Delivery, dated the Time of

Delivery, in form and substance satisfactory to the Underwriters and counsel for the Underwriters;

(d)           Counsel to the Underwriters shall have furnished to the Underwriters its letter relating to the Preliminary Free Writing Prospectus as of the Time of Sale and to the Prospectus as of the date thereof and as of the Time of Delivery, dated the Time of Delivery, in form and substance satisfactory to the Underwriters and counsel for the Underwriters;

(e)            [Reserved];

(f)            Counsel for each Mortgage Loan Seller satisfactory to the Underwriters shall have furnished to the Underwriters its written opinion, dated the Time of Delivery, in form and substance satisfactory to the Underwriters and counsel for the Underwriters;

(g)           Counsel for each Mortgage Loan Seller satisfactory to the Underwriters shall have furnished to the Underwriters its letter relating to the Preliminary Free Writing Prospectus as of the Time of Sale and to the Prospectus as of the date thereof and as of the Time of Delivery, dated the Time of Delivery, in form and substance satisfactory to the Underwriters and counsel for the Underwriters;

(h)           Counsel for the Master Servicer satisfactory to the Underwriters shall have furnished to the Underwriters its written opinion, dated the Time of Delivery, in form and substance satisfactory to the Underwriters and counsel for the Underwriters;

(i)             Counsel for the Master Servicer satisfactory to the Underwriters shall have furnished to the Underwriters its letter relating to the Preliminary Free Writing Prospectus as of the Time of Sale and to the Prospectus as of the date thereof and as of the Time of Delivery, dated the Time of Delivery, in form and substance satisfactory to the Underwriters and counsel for the Underwriters;

(j)             Counsel for the Special Servicer satisfactory to the Underwriters shall have furnished to the Underwriters its written opinion, dated the Time of Delivery, in form and substance satisfactory to the Underwriters and counsel for the Underwriters;

(k)            Counsel for the Special Servicer satisfactory to the Underwriters shall have furnished to the Underwriters its letter relating to the Preliminary Free Writing Prospectus as of the Time of Sale and to the Prospectus as of the date thereof and as of the Time of Delivery, dated the Time of Delivery, in form and substance satisfactory to the Underwriters and counsel for the Underwriters;

(l)             Counsel for the Operating Advisor satisfactory to the Underwriters shall have furnished to the Underwriters its written opinion, dated as of the Time of Delivery, in form and substance satisfactory to the Underwriters and counsel for the Underwriters;

(m)           Counsel for the Operating Advisor satisfactory to the Underwriters shall have furnished to the Underwriters its letter relating to the Preliminary Free Writing Prospectus as of the Time of Sale and to the Prospectus as of the date thereof and as of the Time of Delivery, dated the Time of Delivery, in form and substance satisfactory to the Underwriters and counsel for the Underwriters;

(n)           Counsel for the Certificate Administrator satisfactory to the Underwriters shall have furnished to the Underwriters its written opinion, dated as of the Time of Delivery, in form and substance satisfactory to the Underwriters and counsel for the Underwriters;

(o)           Counsel for the Certificate Administrator satisfactory to the Underwriters shall have furnished to the Underwriters its letter relating to the Preliminary Free Writing Prospectus as of the Time of Sale and to the Prospectus as of the date thereof and as of the Time of Delivery, dated the Time of Delivery, in form and substance satisfactory to the Underwriters and counsel for the Underwriters;

(p)           Counsel for the Trustee satisfactory to the Underwriters shall have furnished to the Underwriters its written opinion, dated as of the Time of Delivery, in form and substance satisfactory to the Underwriters and counsel for the Underwriters;

(q)           Counsel for the Trustee satisfactory to the Underwriters shall have furnished to the Underwriters its letter relating to the Preliminary Free Writing Prospectus as of the Time of Sale and to the Prospectus as of the date thereof and as of the Time of Delivery, dated the Time of Delivery, in form and substance satisfactory to the Underwriters and counsel for the Underwriters;

(r)            The independent accountants of the Company or other accountants acceptable to the Underwriters shall have furnished to the Underwriters a letter or letters, dated the date of this Agreement, and a letter or letters, dated the Time of Delivery, respectively, containing statements and information of the type customarily included in accountants’ “comfort letters” and “agreed upon procedures letters” with respect to certain financial and statistical information contained in the Preliminary Free Writing Prospectus, the Term Sheet and the Prospectus Supplement, in each case as to such matters as the Underwriters may reasonably request and in form and substance satisfactory to the Underwriters;

(s)           (i) Neither the Company nor any of its subsidiaries shall have sustained since September 30, 2013, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Time of Sale Information as of the Time of Sale or in the Prospectus as amended prior to the Time of Delivery, and (ii) since the respective dates as of which information is given in the Time of Sale Information as of the Time of Sale or in the Prospectus as amended prior to the Time of Delivery, there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders’ equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus as amended prior to the Time of Delivery, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Underwriters so material and adverse as to make it impracticable or inadvisable to proceed with the offering or the delivery of the Publicly Offered Certificates on the terms and in the manner contemplated in the Time of Sale Information and the Prospectus as first amended or supplemented;

(t)            On or after the date of this Agreement (i) no downgrading shall have occurred in the rating accorded the Company’s debt securities or preferred stock by any “nationally recognized statistical rating organization,” as that term is defined in Section 3(a)(62) of the Exchange Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company’s debt securities or preferred stock;

(u)           On or after the date of this Agreement, there shall not have occurred any of the following:  (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities or any material disruption in commercial banking or securities settlement or clearance services in the United States; or (iii) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or the occurrence of any other calamity or crisis or any change in the financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in this clause (iii) in the judgment of the Underwriters makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Publicly Offered Certificates on the terms and in the manner contemplated in the Time of Sale Information and the Prospectus;

(v)           The Company shall have furnished or caused to be furnished to the Underwriters at the Time of Delivery certificates of its officers satisfactory to the Underwriters as to the accuracy in all material respects of its representations and warranties herein at and as of such Time of Delivery, as to the performance of all of its obligations hereunder to be performed at or prior to such Time of Delivery and as to such other matters as the Underwriters may reasonably request;

(w)          The Underwriters shall have received evidence satisfactory to them that the Publicly Offered Certificates specified on Schedule I hereto are rated in the rating category or categories as indicted in the Time of Sale Information by the rating agency or agencies specified therein;

(x)           The Underwriters shall have received such further opinions, information, certificates and documents as the Underwriters may reasonably have requested, and all proceedings in connection with the transactions contemplated by this Agreement and all documents incident hereto and thereto shall be in all material respects reasonably satisfactory in form and substance to the Underwriters and their counsel; and

(y)           The Registration Statement shall be effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or threatened by the Commission and the Prospectus Supplement and each Free Writing Prospectus required to be filed by the Company pursuant to Section 11 shall have been filed or transmitted for filing by means reasonably calculated to result in a filing with the Commission pursuant to Rule 424(b) or Rule 433 under the Securities Act, as applicable.

8.             (a)  The Company shall indemnify and hold harmless each Underwriter, its affiliates, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, expenses, claims, damages or liabilities, joint or several (and will reimburse each Underwriter, its affiliates, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, for any legal fees and other expenses incurred in connection with any suit, action, investigation or proceeding, liability or any claim asserted, as such fees and expenses are incurred), to which such Underwriter, its affiliates, directors and officers and each person, who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such losses, expenses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement when such part became effective, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any untrue statement or alleged untrue statement of any material fact contained in the Prospectus Supplement or the Base Prospectus or any amendment or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or (iii) any untrue statement or alleged untrue statement of a material fact contained in any Issuer Free Writing Prospectus or any Issuer Information contained in any Underwriter Free Writing Prospectus, or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (when read in conjunction with the other Time of Sale Information), in light of the circumstances under which they were made, not misleading, which untrue statement or omission referred to in this clause (iii) was not corrected by Corrective Information subsequently supplied by the Company or any Mortgage Loan Seller to such Underwriter at least one (1) Business Day prior to the Time of Sale and, if such Corrective Information was so delivered, the subject loss, expenses, claim, damage or liability would not have resulted but for the fact that such Underwriter sold Publicly Offered Certificates to the person asserting such loss, expenses, claim, damage or liability without delivering to such person such Corrective Information prior to the Time of Sale; or (iv) any breach of the representation and warranty in Section 1(w) or Section 1(x); provided, however, that, in the case of clauses (i) and (ii) above, the Company shall not be liable in any such case to the extent that any such loss, expense, claim, damage or liability is caused by any such untrue statement or omission or alleged untrue statement or omission with respect to any Mortgage Loan Seller Information, any Master Servicer Information, any Special Servicer Information, any Operating Advisor Information, any Certificate Administrator Information, any Trustee Information or any Underwriter Information.

(b)           Each Underwriter shall, severally and not jointly, indemnify and hold harmless the Company and its affiliates, directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, expenses, claims, damages or liabilities to which the Company or its affiliates, directors or officers or any person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, may become subject, under the Securities Act, the Exchange Act or otherwise, but only insofar as such losses, expenses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) untrue statements or alleged untrue statements of a material fact, or omissions or alleged omissions to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in the Underwriter Information with respect to such Underwriter and (ii) untrue statements or alleged untrue statements of a material fact in any Underwriter Free Writing Prospectus prepared by or on behalf of such Underwriter or omission or alleged omission to state in such Underwriter Free Writing Prospectus a material fact required to be stated therein or necessary in order to make the statements therein (when read in conjunction with the Time of Sale Information), in the light of the circumstances under which they were made, not misleading; provided that no Underwriter shall be obligated to so indemnify and hold harmless the Company to the extent such losses, expenses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (A) an untrue statement or alleged untrue statement or omission or alleged omission with respect to any Issuer Information, any Mortgage Loan Seller Information, any Master Servicer Information, any Special Servicer Information, any Operating Advisor Information, any Certificate Administrator Information or any Trustee Information, or (B) with respect to information that is also contained in the Time of Sale Information.

(c)           Promptly after receipt by an indemnified party under Section 8(a) or Section (b) of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such Section, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party under such Section 8(a) or Section 8(b), as the case may be, except to the extent that such omission to notify materially prejudices the indemnifying party (in which case the indemnifying party will be relieved of its indemnification obligation only to the extent of any loss caused by the indemnified party’s failure to provide notice) and in no event relieves it of liability it may otherwise have to any indemnified party.  Upon request of the indemnified party, the indemnifying party shall retain counsel reasonably satisfactory to the indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party) to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding as incurred.  In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof the indemnifying party shall not be liable to such indemnified party under Section 8(a) or Section 8(b) for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation and other than under the circumstances described in clauses (i) through (iii) of the next sentence.  In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have agreed to the retention of such counsel, (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them or (iii) the indemnifying party shall have failed to designate within a reasonable period of time counsel reasonably satisfactory to the indemnified party (in which case the fees and expenses shall be paid as incurred by the indemnifying party). In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.  An indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent (which consent shall not be unreasonably withheld, conditioned or delayed). However, if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party shall indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing two sentences, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel for which the indemnifying party is obligated under this Section 8(c), the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement.  If an indemnifying party assumes the defense of any proceeding, it shall be entitled to settle such proceeding with the consent of the indemnified party or, if such settlement (i) provides for an unconditional release of the indemnified party in connection with all matters relating to the proceeding that have been asserted against the indemnified party in such proceeding by the other parties to such settlement and (ii) does not require or contain a statement as to, or an admission of,  fault, culpability or failure to act by or on behalf of the indemnified party, without the consent of the indemnified party.

(d)           If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or Section 8(b) above in respect of any losses, expenses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, expenses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Publicly Offered Certificates subject to this Agreement.  If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or the indemnified party failed to give the notice required under Section 8(c), then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, expenses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations.  The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the sale of the Publicly Offered Certificates to the Underwriters (before deducting expenses) received by the Company bear to the total underwriting fees, discounts and commissions received by the Underwriters.  The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other and the parties’ relative intent, knowledge, access to information concerning the matter with respect to which the claim was asserted, and opportunity to correct or prevent such statement or omission and any other equitable considerations appropriate under the circumstances.  The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata or per capita allocation (even if the Underwriters were treated as one entity for such purposes) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8(d).  Notwithstanding the provisions of this Section 8(d), no Underwriter shall be required to contribute or deemed to contribute any amount in excess of the amount by which the total fees, purchase discounts and commissions received by such Underwriter in connection with the offering of the Publicly Offered Certificates exceeds the amount of damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The Underwriters’ obligation under this Section 8(d) to contribute are several in proportion to their respective underwriting obligations and not joint.  The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any indemnified party at law or in equity.

(e)           The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each affiliate, officer and director of any Underwriter and each person, if any, who controls such Underwriter within the meaning of the Securities Act; and the obligations of each Underwriter under this Section 8 shall be in addition to any liability which such Underwriter may otherwise have and shall extend, upon the same terms and conditions, to each affiliate, officer and director of the Company and to each Person, if any, who controls the Company within the meaning of the Securities Act.

(f)            The amount paid or payable by an indemnified party as a result of the losses, expenses, claims, damages or other liabilities (or actions in respect thereof) referred to in this Section 8 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim, which expenses the indemnifying party shall pay as and when incurred at the request of the indemnified party.  In the event that any expenses so paid by the indemnifying party are subsequently determined to not be required to be borne by the indemnifying party hereunder, the party which received such payment shall promptly refund the amount so paid to the party which made such payment.

(g)           The respective indemnities, agreements, representations, warranties and other statements of the Company and the Underwriters as set forth in this Agreement shall remain in full force and effect, regardless of any investigations (or any statements as to the results thereof) made in connection with the issuance of Certificates by or on behalf of the Underwriters or any officer or director or controlling person of an Underwriter, or the Company, or any officer, director or controlling person of the Company and shall survive delivery of and payment for the Certificates.  The provisions of Section 6 and the indemnity and contribution agreements in Section 8 of this Agreement shall survive the termination and cancellation of this Agreement.

(h)           Each Underwriter (the “Indemnifying Underwriter”) will indemnify and hold harmless the other Underwriters, each affiliate, officer and director of any such other Underwriter and each person, if any, who controls any such other Underwriter within the meaning of either the Securities Act or the Exchange Act (such indemnified parties, individually and collectively, the “Non-Indemnifying Underwriter”) from and against any and all losses, expenses, claims, damages or liabilities, joint or several, to which the Non-Indemnifying Underwriter becomes subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, common law or otherwise insofar as such losses, expenses, claims, damages or liabilities, (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact or the omission or alleged omission (when read in conjunction with the Time of Sale Information) to state a material fact required to be stated therein or necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading at the Time of Sale, contained in any Underwriter Free Writing Prospectus prepared by such Indemnifying Underwriter, or (ii) any untrue statement or alleged untrue statement of a material fact regarding the Indemnifying Underwriter contained in the Underwriter Information or the omission or alleged omission to state therein a material fact required to be stated therein regarding the Indemnifying Underwriter or necessary to make the statements therein regarding the Indemnifying Underwriter, in light of the circumstances under which they were made, not misleading, or (iii) the failure of such Indemnifying Underwriter, or any member of its selling group, to comply with any provision of Section 11, and agrees to reimburse such Non-Indemnifying Underwriter, as incurred for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, except to the extent such losses, claims, damages or liabilities are caused by a misstatement or omission resulting from an error or omission in the Issuer Information which was not corrected by Corrective Information subsequently supplied by the Company or any Mortgage Loan Seller to such Underwriter at least one (1) Business Day prior to the Time of Sale, or in any Mortgage Loan Seller Information, Master Servicer Information, Special Servicer Information, Operating Advisor Information, Certificate Administrator Information or Trustee Information.  This agreement will be in addition to any liability that any Underwriter may otherwise have.

9.             (a)  If any Underwriter shall default in its obligation to purchase Publicly Offered Certificates which it has agreed to purchase hereunder, you may in your discretion arrange for you or another party or other parties to purchase such Certificates on the terms contained herein.  If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Certificates, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Certificates on such terms.  In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such Certificates, or the Company notifies you that it has so arranged for the purchase of such Certificates, you or the Company shall have the right to postpone the Time of Delivery for a period of not more than  seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary.  The term “Underwriter” as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Certificates.

(b)            If, after giving effect to any arrangements for the purchase of the Publicly Offered Certificates of a defaulting Underwriter or Underwriters by you and the Company as provided in Section 9(a), the aggregate principal amount of such Publicly Offered Certificates which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Publicly Offered Certificates, then the Company shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Publicly Offered Certificates which such non-defaulting Underwriter agreed to purchase hereunder and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount of Publicly Offered Certificates which such non-defaulting Underwriter agreed to purchase hereunder) of the Publicly Offered Certificates of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

(c)            If, after giving effect to any arrangements for the purchase of the Publicly Offered Certificates of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate principal amount of such Publicly Offered Certificates which remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Publicly Offered Certificates, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Publicly Offered Certificates of a defaulting Underwriter or Underwriters, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

10.           If this Agreement shall be terminated pursuant to Section 9 of this Agreement, the Company shall not be under any liability to any Underwriter except as provided in Sections 6 and Section 8 of this Agreement; but if for any reason the Certificates are not delivered by or on behalf of the Trustee as provided herein, other than by several Underwriters’ failure to comply with its obligations hereunder, the Company will reimburse the Underwriters for all reasonable out-of-pocket expenses, including reasonable fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Publicly Offered Certificates, but the Company shall be under no further liability to any Underwriter with respect to such Certificates except as provided in Section 6 and Section 8 of this Agreement.

11.           (a) The Underwriters may prepare and provide to prospective investors Free Writing Prospectuses (as defined below), or portions thereof, which the Company is required to file with the Commission in electronic format and will use reasonable efforts to provide to the

Company such Free Writing Prospectuses, or portions thereof, in either Microsoft Word® or Microsoft Excel® format and not in a PDF, except to the extent that the Company, in its sole discretion, waives such requirements, subject to the following conditions (to which such conditions each Underwriter agrees (provided that no Underwriter shall be responsible for any breach of the following conditions by any other Underwriter)):

(i)            Unless preceded or accompanied by the Prospectus, the Underwriters shall not convey or deliver any written communication to any person in connection with the initial offering of the Publicly Offered Certificates, unless such written communication (1) is made in reliance on Rule 134 under the Securities Act, (2) is made in reliance on Rule 172 under the Securities Act, (3) constitutes a prospectus satisfying the requirements of Rule 430B under the Securities Act or (4) constitutes Time of Sale Information or a Free Writing Prospectus that does not constitute Time of Sale Information.  The Underwriters shall not convey or deliver in connection with the initial offering of the Publicly Offered Certificates any materials in reliance on any “ABS informational and computational material,” as defined in Item 1101(a) of Regulation AB under the Securities Act (“ABS Informational and Computational Material”), in reliance upon Rules 167 and 426 under the Securities Act.

(ii)            Each Underwriter shall deliver to the Company, no later than two business days prior to the date of first use thereof or such later date as may be agreed to by the Company that allows the Company to satisfy the requirements of Rule 433 under the Securities Act, (a) any Free Writing Prospectus that was prepared by or on behalf of such Underwriter (an “Underwriter Free Writing Prospectus”) and that contains any “issuer information,” as defined in Rule 433(h) under the Securities Act and footnote 271 of the Commission’s Securities Offering Reform Release No. 33-8591 (“Issuer Information”) (which the parties hereto agree includes, without limitation, Mortgage Loan Seller Information), and (b) any Free Writing Prospectus or portion thereof prepared by or on behalf of such Underwriter that contains only a description of the final terms of the Publicly Offered Certificates.  Notwithstanding the foregoing, any Free Writing Prospectus that contains only ABS Informational and Computational Materials may be delivered by an Underwriter to the Company not later than the later of (A) two business days prior to the due date for filing of the Prospectus pursuant to Rule 424(b) under the Securities Act or such later date as may be agreed to by the Company or (B) the date of first use of such Free Writing Prospectus.

(iii)           Each Underwriter represents and warrants to the Company that the Free Writing Prospectuses to be furnished to the Company by such Underwriter pursuant to Section 11(a)(ii) will constitute all Free Writing Prospectuses of the type described therein that were furnished to prospective investors by such Underwriter in connection with its offer and sale of the Publicly Offered Certificates.

(iv)           Each Underwriter represents and warrants to the Company that each Free Writing Prospectus required to be provided by it to the Company pursuant to Section 11(a)(ii) did not, as of the Time of Sale, and will not as of the Closing Date, include any untrue statement of a material fact or omit any material fact necessary to make the statements contained therein (when read in conjunction with the Time of Sale

Information), in light of the circumstances under which they were made, not misleading; provided however, that such Underwriter makes no representation to the extent such misstatements or omissions were the result of any inaccurate Issuer Information, Mortgage Loan Seller Information, Master Servicer Information, Special Servicer Information, Operating Advisor Information, Certificate Administrator Information or Trustee Information, which information was not corrected by Corrective Information subsequently supplied by the Company or any Mortgage Loan Seller to such Underwriter within a reasonable period of time prior to the Time of Sale.

(v)           The Company agrees to file with the Commission the following:

(A)       Any Issuer Free Writing Prospectus;

(B)       Any Free Writing Prospectus or portion thereof delivered by any Underwriter to the Company pursuant to Section 11(a)(ii); and

(C)       Any Free Writing Prospectus for which the Company or any person acting on its behalf provided, authorized or approved information that is prepared and published or disseminated by a person unaffiliated with the Company or any other offering participant that is in the business of publishing, radio or television broadcasting or otherwise disseminating communications.

(vi)          Any Free Writing Prospectus required to be filed pursuant to Section 11(a)(v)(C) by the Company shall be filed with the Commission not later than the date of first use of the Free Writing Prospectus, except that:

(A)      Any Free Writing Prospectus or portion thereof required to be filed that contains only the description of the final terms of the Publicly Offered Certificates shall be filed by the Company with the Commission within two days of the later of the date such final terms have been established for all classes of Publicly Offered Certificates and the date of first use;

(B)       Any Free Writing Prospectus or portion thereof required to be filed that contains only ABS Informational and Computational Material shall be filed by the Company with the Commission not later than the later of the due date for filing the final Prospectus relating to the Publicly Offered Certificates pursuant to Rule 424(b) under the Securities Act and two business days after the first use of such Free Writing Prospectus; and

(C)       Any Free Writing Prospectus required to be filed pursuant to Section 11(a)(v)(C) shall, if no payment has been made or consideration has been given by or on behalf of the Company for such Free Writing Prospectus or its dissemination, be filed by the Company with the Commission not later than four business days after the Company becomes aware of the publication, radio or television broadcast or other dissemination of such Free Writing Prospectus.

(vii)          Each Underwriter (with the reasonable cooperation of the Company) shall file with the Commission, or provide to the Company at least 2 Business

Days prior to the time such filing is required (and the Company shall file with the Commission), any Free Writing Prospectus (other than a Free Writing Prospectus required to be delivered to the Company pursuant to Section 11(a)(ii)) that is neither an Issuer Free Writing Prospectus nor contains Issuer Information and that is used or referred to by it and distributed by or on behalf of such Underwriter in a manner reasonably designed to lead to its broad, unrestricted dissemination not later than the date of the first use of such Free Writing Prospectus.

(viii)         Notwithstanding the provisions of Section 11(a)(vii), each Underwriter shall file, or cause to be filed, with the Commission any Free Writing Prospectus for which such Underwriter or any person acting on its behalf provided, authorized or approved information that is prepared and published or disseminated by a person unaffiliated with the Company or any other offering participant that is in the business of publishing, radio or television broadcasting or otherwise disseminating written communications and for which no payment was made or consideration given by or on behalf of the Company or any other offering participant, not later than four business days after such Underwriter becomes aware of the publication, radio or television broadcast or other dissemination of such Free Writing Prospectus.

(ix)           Notwithstanding the provisions of Sections 11(a)(v) (other than Section 11(a)(v)(C)), 11(a)(vii) and 11(a)(viii): (A) neither the Company nor any Underwriter shall be required to file (1) any Free Writing Prospectus that does not contain substantive changes from or additions to a Free Writing Prospectus previously filed with the Commission, (2) any Free Writing Prospectus or portion thereof that contains a description of the Publicly Offered Certificates or the offering of the Publicly Offered Certificates which does not reflect the final terms thereof or (3) any Issuer Information contained in any Underwriter Free Writing Prospectus or Free Writing Prospectus of any other offering participant other than the Company, if such information is included or incorporated by reference in a prospectus or Free Writing Prospectus previously filed with the Commission that relates to the offering of the Publicly Offered Certificates; and (B) no Underwriter shall be required to file any Free Writing Prospectus to the extent that the information contained therein is included in a prospectus or Free Writing Prospectus previously filed that relates to the offering of the Publicly Offered Certificates.

(x)           The Company and the Underwriters each agree that any Free Writing Prospectuses prepared by it shall contain the following legend, or substantially equivalent legend that complies with Rule 433 of the Securities Act:

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.  Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust, and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-323-5678.

(xi)           The Company and each Underwriter agree to retain all Free Writing Prospectus that they have used and that are not required to be filed pursuant to this Section 11 for a period of three years following the initial bona fide offering of the Publicly Offered Certificates.

(xii)          (A)           In the event that the Company becomes aware that, as of the Time of Sale, any Issuer Free Writing Prospectus contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein (when read in conjunction with the Time of Sale Information), in light of the circumstances under which they were made, not misleading (a “Defective Issuer Free Writing Prospectus”), the Company shall notify the Underwriters of such untrue statement or omission within one business day after discovery and the Company shall, if requested by the Underwriters, prepare and deliver to the Underwriters a Free Writing Prospectus that corrects the material misstatement or omission in the Defective Issuer Free Writing Prospectus (such corrected Issuer Free Writing Prospectus, a “Corrected Issuer Free Writing Prospectus”).

(B)       In the event that any Underwriter becomes aware that, as of the Time of Sale, any Underwriter Free Writing Prospectus delivered to an investor in any Publicly Offered Certificates contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements contained therein (when read in conjunction with the Time of Sale Information), in light of the circumstances under which they were made, not misleading (together with a Defective Issuer Free Writing Prospectus, a “Defective Free Writing Prospectus”), such Underwriter shall notify the Company of such untrue statement or omission within one business day after discovery.

(C)       The Underwriters shall, if requested by the Company:

(1)            if the Defective Free Writing Prospectus was an Underwriter Free Writing Prospectus, prepare a Free Writing Prospectus that corrects the material misstatement in or omission from the Defective Free Writing Prospectus (together with a Corrected Issuer Free Writing Prospectus, a “Corrected Free Writing Prospectus”);

(2)            either (i) deliver the Corrected Free Writing Prospectus to each investor which received the Defective Free Writing Prospectus prior to entering into a contract of sale with such investor, clearly identifying or highlighting the Corrective Information, or (ii) deliver the Corrected Free Writing Prospectus to each investor that received the Defective Free Writing Prospectus and has entered into a contract of sale, clearly identifying or highlighting the Corrective Information;

(3)            notify such investor in a prominent fashion that the prior contract of sale with the investor has been terminated, and of the investor’s rights as a result of termination of such agreement;

(4)            provide such investor with an opportunity to affirmatively agree to purchase the Publicly Offered Certificates on the terms described in the Corrected Free Writing Prospectus; and

(5)            comply with any other requirements for reformation of the original contract of sale with such investor, as described in Section IV.A.2.c of Commission’s Securities Offering Reform Release No. 33-8591.

(D)       In the event that the Defective Free Writing Prospectus was an Issuer Free Writing Prospectus, and the Underwriters shall in good faith incur any costs to an investor in connection with the reformation of the contract of sale with the investor, the Company agrees to reimburse the Underwriters for such costs; provided that, before incurring such costs, the Underwriters first permits the Company access to the applicable investor and an opportunity to attempt to mitigate such costs through direct negotiation with such investor.

(xiii)         Each Underwriter covenants with the Company that after the Prospectus is available such Underwriter shall not distribute any written information concerning the Publicly Offered Certificates to a prospective investor unless such information is preceded or accompanied by the Prospectus.

12.           Termination of the Obligations of the Underwriters.  (a)  Any Underwriter may terminate its obligations under this Agreement by notice to the Company at any time at or prior to the Time of Delivery if the sale of the Certificates provided for herein is not consummated because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement.

(b)           The obligations of the Underwriters to purchase the Publicly Offered Certificates shall be terminable by the Underwriters if at any time on or prior to the Time of Delivery: (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company or the Trust Fund which, in the judgment of the Underwriters, is material and adverse and makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Publicly Offered Certificates; (ii) any downgrading in the rating of any of the Publicly Offered Certificates by any “nationally recognized statistical rating organization” (as defined under the Exchange Act), or any public announcement that any such organization has under surveillance or review its rating of any of the Publicly Offered Certificates (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any change in U.S. or international financial, political or economic conditions or currency exchange rates or exchange controls as would, in the judgment of the Underwriters, be likely to prejudice materially the success of the proposed issue, sale or distribution of the Publicly Offered Certificates, whether in the primary market or in respect of dealings in the secondary market; (iv) any material suspension or material limitation of trading in securities generally on the New York Stock Exchange or any over-the-counter market, or any setting of minimum prices for trading on such exchange or market, or any suspension of trading of any Publicly Offered Certificates on any relevant exchange or in the over-the-counter market; (v) any general moratorium on commercial banking activities declared by any Federal or New York State authorities; (vi) any major disruption of settlements of securities or clearance services in the United States; or (vii) any attack on, outbreak or escalation of hostilities or act of terrorism involving the United States, any declaration of war by Congress or any other national or international calamity or emergency if, in the judgment of the Underwriters, the effect of any such attack, outbreak, escalation, act, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the offering or the sale of any payment for the Publicly Offered Certificates.

(c)           If any Underwriter terminates its obligations under this Agreement in accordance with Section 12(a), the Company shall reimburse such Underwriter for all reasonable out-of pocket expenses (including reasonable fees and disbursements of counsel) that shall have been reasonably incurred by such Underwriter in connection with the proposed purchase and sale of the Certificates.

13.           All statements, requests, notices and agreements hereunder shall be in writing and shall be deemed to have been duly given if (a) personally delivered, (b) mailed by registered or certified mail, postage prepaid and received by the addressee, (c) sent by express courier delivery service and received by the addressee or (d) transmitted by telex or facsimile transmission (or any other type of electronic transmission agreed upon by the parties) and confirmed by a writing delivered by any of the means described in (a), (b) or (c), if (i) to Goldman or the Company, addressed to Goldman, Sachs & Co., 200 West Street, New York, New York 10282, Attention: Leah Nivison, fax number: (212) 428-1439, email: leah.nivison@gs.com, with copies to: Peter Morreale, fax number: (212) 902-3000, email: peter.morreale@gs.com and Joe Osborne, fax number 212-291-5318, email: joe.osborne@gs.com, (ii) to Citigroup, addressed to Citigroup Global Markets Inc., 390 Greenwich Street, 5th Floor, New York, New York 10013, Attention: Paul Vanderslice, fax number: (212) 723-8599, and Citigroup Global Markets Inc., 388 Greenwich Street, 19th Floor, New York, New York 10013, Attention: Richard Simpson, fax number: (646) 328-2943, with an electronic copy emailed to Richard Simpson at richard.simpson@citi.com and to Ryan M. O’Connor at ryan.m.oconnor@citi.com, (iii) to Drexel, addressed to Drexel Hamilton, LLC, 77 Water Street, New York, New York 10005, Attention: John D. Kerin, Director of Debt Syndicate, fax number: (646) 412-1500, and (iv) in the case of any of the preceding parties, such other address as may hereafter be furnished to the other party in writing by such parties.

14.           This Agreement shall be binding upon, and inure solely to the benefit of the Underwriters, the Company and, to the extent provided in Section 6 and Section 8 hereof, the respective affiliates, officers and directors of the Company and the Underwriters and each person who controls the Company or any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and no other person shall acquire or have any right under or by virtue of this Agreement.  No purchaser of any of the Publicly Offered

Certificates from any Underwriter shall be deemed a successor or assign merely by reason of such purchase.

15.           Time shall be of the essence for purposes of this Agreement.

16.           THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT, THE RELATIONSHIP OF THE PARTIES TO THIS AGREEMENT, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES TO THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CHOICE OF LAW RULES THEREOF.  THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

17.           THE PARTIES HERETO HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

18.           This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.  Delivery of an executed counterpart of a signature page of this Agreement in Portable Document Format (PDF) or by facsimile transmission shall be as effective as delivery of a manually executed original counterpart of this Agreement.

19.           The Company and each Underwriter are authorized, subject to applicable law, to disclose any and all aspects of this potential transaction that are necessary to support any U.S. federal income tax benefits expected to be claimed with respect to such transaction, and all materials of any kind (including tax opinions and other tax analyses) related to those benefits, without the Underwriters imposing any limitations of any kind.

20.           This Agreement supersedes all prior or contemporaneous agreements and understandings relating to the subject matter hereof.  Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated except by a writing signed by the party against whom enforcement of such amendment, waiver, discharge or termination is sought.

21.           EACH OF THE PARTIES HERETO IRREVOCABLY (I) SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT; (II) WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM IN ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT; (III) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT SHALL

BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTION BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW; AND (IV) CONSENTS TO SERVICE OF PROCESS UPON IT BY MAILING A COPY THEREOF BY CERTIFIED MAIL ADDRESSED TO IT AS PROVIDED FOR NOTICES HEREUNDER AND AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY MANNER PERMITTED BY LAW.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the undersigned two counterparts hereof, whereupon this letter and your acceptance shall represent a binding agreement between the Company and each of the Underwriters.

Very truly yours,

GS MORTGAGE SECURITIES CORPORATION II

By:	/s/ Leah Nivison
Name: Leah Nivison
Title: Vice President

Accepted as of the date hereof:

GOLDMAN, SACHS & CO.,
as Underwriter

/s/ Goldman, Sachs & Co.
(Goldman, Sachs & Co.)

CITIGROUP GLOBAL MARKETS INC.,
as Underwriter

By:	/s/ Paul T. Vanderslice
Name: Paul T. Vanderslice
Title: Managinhg Director

DREXEL HAMILTON, LLC, as Underwriter

By:	/s/ J.D. Kerin
Name: J.D. Kerin
Title: Director

SCHEDULE I

Class of Certificates	Approximate Initial Certificate Principal Amount (or Notional Amount)		Approximate Initial Pass-Through Rate
Class A-1	$56,812,000		1.298%
Class A-2	$116,213,000		2.924%
Class A-3	$216,747,000		3.801%
Class A-4	$301,979,000		4.074%
Class A-AB	$87,793,000		3.648%
Class X-A	$847,754,000	(1)	1.307%
Class X-B	$76,563,000	(1)	0.063%
Class A-S	$68,210,000		4.383%
Class B	$76,563,000		4.885%
Class PEZ	$0		(2)
Class C	$44,545,000		4.948%

(1)	Notional Amount.

(2)
The Class PEZ Certificates will not have a Pass-Through Rate, but will be entitled to receive the sum of the interest distributable on the Class PEZ Percentage Interest of the Class PEZ Regular Interests.

Sch. I-1

SCHEDULE II

Purchase Price

		Principal or Notional Amount of Class Purchased
Class of Certificates	Price	Goldman	Citigroup
Class A-1	99.99903%	$36,749,179	$20,062,821
Class A-2	102.99631%	$75,173,068	$41,039,932
Class A-3	100.99393%	$140,204,082	$76,542,918
Class A-4	102.99958%	$195,336,907	$106,642,093
Class A-AB	102.99500%	$56,789,423	$31,003,577
Class X-A	8.32024%	$548,374,701	$299,379,299
Class X-B	1.29682%	$49,525,230	$27,037,770
Class A-S	102.99446%	$44,122,043	$24,087,957
Class B	102.99794%	$49,525,230	$27,037,770
Class PEZ	N/A	$0	$0
Class C	100.73406%	$28,814,197	$15,730,803

Class of Certificates	Price	Drexel
Class A-1	99.99903%	$0
Class A-2	102.99631%	$0
Class A-3	100.99393%	$0
Class A-4	102.99958%	$0
Class A-AB	102.99500%	$0
Class X-A	8.32024%	$0
Class X-B	1.29682%	$0
Class A-S	102.99446%	$0
Class B	102.99794%	$0
Class PEZ	N/A	$0
Class C	100.73406%	$0

Sch. II-1

ANNEX A

Annex A-1

FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-191331-02

The information in this free writing prospectus is preliminary and may be supplemented or changed.  These securities may not be sold nor may offers to buy be accepted prior to the time a final prospectus is delivered.  This free writing prospectus and the accompanying prospectus are not an offering to sell these securities and are not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

THIS FREE WRITING PROSPECTUS, DATED JANUARY 15, 2014
MAY BE AMENDED OR SUPPLEMENTED PRIOR TO TIME OF SALE

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

Free Writing Prospectus supplementing the Prospectus dated January 15, 2014

$968,862,000 (Approximate)

GS Mortgage Securities Trust 2014-GC18

as Issuing Entity

GS Mortgage Securities Corporation II

as Depositor

Goldman Sachs Mortgage Company

Citigroup Global Markets Realty Corp.

Starwood Mortgage Funding I LLC

Cantor Commercial Real Estate Lending, L.P.

as Sponsors

Commercial Mortgage Pass-Through Certificates, Series 2014-GC18

The Commercial Mortgage Pass-Through Certificates, Series 2014-GC18 will consist of 17 classes of certificates, 10 of which GS Mortgage Securities Corporation II is offering pursuant to this free writing prospectus.  The Series 2014-GC18 certificates will represent the beneficial ownership interests in the issuing entity, which will be GS Mortgage Securities Trust 2014-GC18.  The issuing entity’s main assets will be a pool of 74 fixed rate mortgage loans secured by first liens on various types of commercial, multifamily and manufactured housing community properties.

Classes of Offered Certificates	Initial Certificate Principal Amount or Notional Amount(1)		Initial Pass-Through Rate(2)	Pass-Through Rate Description	Expected Ratings [REDACTED](3)	Rated Final Distribution Date
Class A-1	$56,812,000		[___]%	(4)	[REDACTED]	January 2047
Class A-2	$116,213,000		[___]%	(4)	[REDACTED]	January 2047
Class A-3	$216,747,000		[___]%	(4)	[REDACTED]	January 2047
Class A-4	$301,979,000		[___]%	(4)	[REDACTED]	January 2047
Class A-AB	$87,793,000		[___]%	(4)	[REDACTED]	January 2047
Class X-A	$847,754,000	(5)	[___]%	Variable IO(6)	[REDACTED]	January 2047
Class A-S(7)	$68,210,000	(8)	[___]%	(4)	[REDACTED]	January 2047
Class B(7)	$76,563,000	(8)	[___]%	(4)	[REDACTED]	January 2047
Class PEZ(7)	$189,318,000	(8)	[___]%	(4)	[REDACTED]	January 2047
Class C(7)	$44,545,000	(8)	[___]%	(4)	[REDACTED]	January 2047

(Footnotes to table begin on page 13)

THE SECURITIES AND EXCHANGE COMMISSION AND STATE SECURITIES REGULATORS HAVE NOT APPROVED OR DISAPPROVED OF THE OFFERED CERTIFICATES OR DETERMINED IF THIS FREE WRITING PROSPECTUS OR THE ACCOMPANYING PROSPECTUS ARE TRUTHFUL OR COMPLETE.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.  THE DEPOSITOR WILL NOT LIST THE OFFERED CERTIFICATES ON ANY SECURITIES EXCHANGE OR ANY AUTOMATED QUOTATION SYSTEM OF ANY NATIONAL SECURITIES ASSOCIATION.

Distributions to holders of the certificates of amounts to which they are entitled will be made monthly, commencing in February 2014.  Credit enhancement will be provided by certain classes of subordinate certificates that will be subordinate to certain classes of senior certificates as described under “Description of the Offered Certificates—Subordination” in this free writing prospectus.

You should carefully consider the risk factors beginning on page 55 of this free writing prospectus and page 4 of the prospectus.
Neither the certificates nor the underlying mortgage loans are insured or guaranteed by any governmental agency or instrumentality or any other person or entity.
The Series 2014-GC18 certificates will represent interests in and obligations of the issuing entity and will not represent the obligations of the depositor, the sponsors or any of their affiliates.

The offered certificates will be offered by Goldman, Sachs & Co., Citigroup Global Markets Inc. and Drexel Hamilton, LLC when, as and if issued by the issuing entity, delivered to and accepted by the underwriters and subject to each underwriter’s right to reject orders in whole or in part.  The underwriters will offer the offered certificates to prospective investors from time to time in negotiated transactions or otherwise at varying prices determined at the time of sale, plus, in certain cases, accrued interest, determined at the time of sale.  The underwriters expect to deliver the offered certificates to purchasers in book-entry form only through the facilities of The Depository Trust Company in the United States and Clearstream Banking, société anonyme and Euroclear Bank SA/NV, as operator of the Euroclear System in Europe against payment in New York, New York on or about February 3, 2014.

Goldman, Sachs & Co.	Citigroup
Co-Lead Managers and Joint Bookrunners

Drexel Hamilton
Co-Manager
January [ ], 2014

ANNEX B

Annex B-1

FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-191331-02

_____________________________________________
Sent: Thursday, January 16, 2014 9:12 AM
Subject: GSMS 2014-GC18 -- New Issue Announcement (Public)(external)

GSMS 2014-GC18 -- New Issue Announcement (Public)(external)

$968.862mm Fixed Rate CMBS Offering

Co-Lead Managers and Joint Bookrunners: Goldman, Sachs & Co. and Citigroup Global Markets Inc.
Co-Manager: Drexel Hamilton, LLC

Class     [REDACTED]      Size($mm)  WAL(yr)   C/E   Cum LTV  U/W NOI Debt Yld
A-1       [REDACTED]        56.812    2.72   30.000%   46.5%        15.1%
A-2       [REDACTED]       116.213    4.87   30.000%   46.5%        15.1%
A-3       [REDACTED]       216.747    9.80   30.000%   46.5%        15.1%
A-4       [REDACTED]       301.979    9.87   30.000%   46.5%        15.1%
A-AB      [REDACTED]        87.793    7.40   30.000%   46.5%        15.1%
A-S       [REDACTED]        68.210    9.94   23.875%   50.6%        13.9%
B         [REDACTED]        76.563    9.94   17.000%   55.2%        12.8%
C         [REDACTED]        44.545    9.94   13.000%   57.9%        12.2%

Collateral Summary
Initial Pool Balance:                                           $1,113.635mm
Number of Mortgage Loans:                                       74
Number of Mortgaged Properties:                                 141
Average Cut-off Date Mortgage Loan Balance:                     $15.049mm
Weighted Average Mortgage Interest Rate:                        4.9732%
Weighted Average Remaining Term to Maturity/ARD (months):       113
Weighted Average Remaining Amortization Term (months):          352
Weighted Average Cut-off Date LTV Ratio:                        67.2%
Weighted Average Maturity Date/ARD LTV Ratio:                   57.1%
Weighted Average Underwritten Debt Service Coverage Ratio:      1.58x
Weighted Average Debt Yield on Underwritten NOI:                10.6%
% of Mortgage Loans with Additional Debt:                        9.7%
% of Mortgaged Properties with Single Tenants:                   3.5%

Property Type: 40.5% Retail, 16.1% Mixed Use, 13.3% Office
               12.1% Multifamily, 8.1% Hospitality, 6.0% Self Storage
               3.3% Industrial, 0.7% Manufactured Housing

Top 5 States:  16.7% PA, 12.9% MI, 11.7% LA, 10.0% TX, 9.8% AZ

Anticipated Timing
Global Investor Call:     Thur, Jan 16th
Investor Roadshow:        Fri, Jan 17th
Anticipated Pricing:      Week of Jan 20th
Anticipated Closing:      Mon, Feb 3rd

Global Investor Call Details
Date:                     Thur, Jan 16th
Time:                     2pm ET
US Toll Free:             888-430-8705
Passcode:                 5667871

Investor Roadshow Details

Team I
Fri, Jan 17th Boston/Hartford

Jan 17th Boston Breakfast: Boston Harbor Hotel, 70 Rowes Wharf, John Adams Salon, 8:30am ET
Jan 17th Hartford Lunch: Marriott Hartford Downtown, 200 Columbus Blvd, Capital 1, 12:30pm ET

Team II
Fri, Jan 17th Minneapolis

Jan 17th Minneapolis Breakfast:  The Marquette Hotel, 710 Marquette Ave, St. Croix River, 9:30am CT

Termsheet

Annex A

The depositor has filed a registration statement (including a prospectus) with the SEC  (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com .

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED (OTHER THAN ANY STATEMENT RELATING TO THE IDENTITY OF THE LEGAL ENTITY AUTHORIZING OR SENDING THIS COMMUNICATION IN A NON-US JURISDICTION).  SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.

  ________________________________
Goldman Sachs is not acting as a municipal advisor and this message and any opinions, views or information contained herein are not intended to be, and do not constitute, “advice” within the meaning of Section 15B of the Exchange Act of 1934. See the http://www.gs.com/disclaimer/afg/ for important information regarding this message and your reliance on information contained in it. This message may contain information that is confidential or privileged. If you are not the intended recipient, please advise the sender immediately and delete this message. See the http://www.gs.com/disclaimer/email/ for further information on confidentiality and the risks inherent in electronic communication.

FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-191331-02

January 15, 2014

Free Writing Prospectus

Structural and Collateral Term Sheet

$1,113,635,129
(Approximate Mortgage Pool Balance)

$968,862,000
(Offered Certificates)

GS Mortgage Securities Trust 2014-GC18
As Issuing Entity

GS Mortgage Securities Corporation II
As Depositor

Commercial Mortgage Pass-Through Certificates
Series 2014-GC18

Goldman Sachs Mortgage Company
Citigroup Global Markets Realty Corp.
Starwood Mortgage Funding I LLC
Cantor Commercial Real Estate Lending, L.P.
As Sponsors

IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation being made that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential, are not applicable to these materials and should be disregarded.  Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

Goldman, Sachs & Co.	Citigroup
Co-Lead Managers and Joint Bookrunners
Drexel Hamilton
Co-Manager

FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-191331-02

GSMS 2014-GC18 Annex A

Control	Loan /		Mortgage								General	Detailed			Units, Pads,
Number	Property Flag	Footnotes	Loan Seller	Property Name	Related Group	Crossed Group	Address	City	State	Zip Code	Property Type	Property Type	Year Built	Year Renovated	Rooms, Sq Ft
1	Loan	8	GSMC	The Shops at Canal Place	NAP	NAP	301-333 Canal Street	New Orleans	Louisiana	70130	Retail	Regional Mall	1982	2006	216,938
2	Loan	9, 10, 11, 12, 13	CGMRC	CityScape - East Office/Retail	NAP	NAP	1 East Washington Street	Phoenix	Arizona	85004	Mixed Use	Office/Retail	2007-2010	NAP	641,935
3	Loan		GSMC	The Crossroads	NAP	NAP	6650 South Westnedge Avenue	Portage	Michigan	49024	Retail	Regional Mall	1980	2001	348,810
4	Loan	14, 15, 16, 17, 18	CGMRC	1500 Spring Garden	NAP	NAP	1500 Spring Garden Street	Philadelphia	Pennsylvania	19130	Office	CBD	1947	2000	1,068,125
5	Loan	18, 19	CCRE	Wyoming Valley Mall	NAP	NAP	29 Wyoming Valley Mall Road	Wilkes-Barre	Pennsylvania	18702	Retail	Super Regional Mall	1971	1995, 2007	909,757
6	Loan	20, 21, 22	SMF I	Blue Doors Carolinas	Group 2	Group A									240,776
6.01	Property			930 Retail Drive			930 Retail Drive	Fort Mill	South Carolina	29715	Self Storage	Self Storage	2006	NAP	70,040
6.02	Property			2527 Little Rock Road			2527 Little Rock Road	Charlotte	North Carolina	28214	Self Storage	Self Storage	2008	NAP	65,010
6.03	Property			4023 East Franklin Boulevard			4023 East Franklin Boulevard	Gastonia	North Carolina	28056	Self Storage	Self Storage	2007	NAP	65,370
6.04	Property			935 North New Hope Road			935 North New Hope Road	Gastonia	North Carolina	28054	Self Storage	Self Storage	2006	NAP	40,356
7	Loan	21, 22	SMF I	Blue Doors Tallahassee	Group 2	Group A									159,615
7.01	Property			5600 Roanoke Trail			5600 Roanoke Trail	Tallahassee	Florida	32312	Self Storage	Self Storage	2005	NAP	66,630
7.02	Property			5086 Tennessee Capital Boulevard			5086 Tennessee Capital Boulevard	Tallahassee	Florida	32303	Self Storage	Self Storage	1988	2006	92,985
8	Loan	21, 22	SMF I	Blue Doors Bentonville	Group 2	Group A	2110 Southeast J Street	Bentonville	Arkansas	72712	Self Storage	Self Storage	2004	NAP	81,680
9	Loan		GSMC	Toledo Retail Portfolio	Group 1	NAP									403,616
9.01	Property			Monroe Street Portfolio			5107-5115 and 5135-5203 Monroe Street	Toledo	Ohio	43623	Retail	Anchored	1971, 2005	NAP	110,504
9.02	Property			Monroe Street Market Square			5329-5333 Monroe Street	Toledo	Ohio	43623	Retail	Anchored	1970, 1990	NAP	125,654
9.03	Property			Shops at Franklin Place			5223-5225 Monroe Street	Toledo	Ohio	43623	Retail	Anchored	1990	NAP	167,458
10	Loan		CGMRC	The Haier Building	NAP	NAP	1356 Broadway	New York	New York	10018	Mixed Use	Office/Retail	1924	2005	63,500
11	Loan	18, 23	GSMC	Crowne Plaza Anchorage	NAP	NAP	109 West International Airport Road	Anchorage	Alaska	99518	Hospitality	Full Service	2009	NAP	165
12	Loan	24, 25	CCRE	Bangor Parkade	NAP	NAP	482-534 Stillwater Avenue	Bangor	Maine	04401	Retail	Anchored	2005	NAP	232,381
13	Loan		CGMRC	Dollar General Portfolio	NAP	NAP									399,268
13.01	Property			3518 Highway 70 South			3518 Highway 70 South	Pierre Part	Louisiana	70339	Retail	Single Tenant Retail	2007	NAP	9,014
13.02	Property			615 West 2nd Avenue			615 West 2nd Avenue	Corsicana	Texas	75110	Retail	Single Tenant Retail	2006	NAP	9,100
13.03	Property			1704 La Salle Avenue			1704 La Salle Avenue	Waco	Texas	76706	Retail	Single Tenant Retail	2006	NAP	9,014
13.04	Property			100 East 2nd Street			100 East 2nd Street	Big Lake	Texas	76932	Retail	Single Tenant Retail	2007	NAP	9,100
13.05	Property			95 East State			95 East State	Sherrill	New York	13461	Retail	Single Tenant Retail	1955	2006	12,000
13.06	Property			903 North Greer Boulevard			903 North Greer Boulevard	Pittsburg	Texas	75686	Retail	Single Tenant Retail	2007	NAP	9,014
13.07	Property			701 East Criner Street			701 East Criner Street	Grandview	Texas	76050	Retail	Single Tenant Retail	2007	NAP	9,014
13.08	Property			1318 West Main Street			1318 West Main Street	Olney	Texas	76374	Retail	Single Tenant Retail	2008	NAP	9,100
13.09	Property			2855 Mahoning Avenue Northwest			2855 Mahoning Avenue Northwest	Warren	Ohio	44483	Retail	Single Tenant Retail	2006	NAP	9,014
13.10	Property			10270 State Route 550			10270 State Route 550	Vincent	Ohio	45784	Retail	Single Tenant Retail	2006	NAP	9,014
13.11	Property			12 Alta Drive			12 Alta Drive	Alderson	West Virginia	24910	Retail	Single Tenant Retail	2005	NAP	9,014
13.12	Property			1301 North Sewell Drive			1301 North Sewell Drive	Pawnee	Oklahoma	74058	Retail	Single Tenant Retail	2005	NAP	9,014
13.13	Property			1502 North Main Street			1502 North Main Street	Andrews	Texas	79714	Retail	Single Tenant Retail	2007	NAP	9,100
13.14	Property			610 North Broadway			610 North Broadway	Beggs	Oklahoma	74421	Retail	Single Tenant Retail	2005	NAP	9,014
13.15	Property			403 West South Street			403 West South Street	Shreve	Ohio	44676	Retail	Single Tenant Retail	2005	NAP	9,014
13.16	Property			10217 Highway 182 East			10217 Highway 182 East	Amelia	Louisiana	70380	Retail	Single Tenant Retail	2006	NAP	9,014
13.17	Property			1808 West Water Street			1808 West Water Street	Elmira	New York	14905	Retail	Single Tenant Retail	1966	2006	10,300
13.18	Property			113 Utica Street			113 Utica Street	Hamilton	New York	13346	Retail	Single Tenant Retail	2005	NAP	9,014
13.19	Property			16418 US Highway 70			16418 US Highway 70	Lone Grove	Oklahoma	73443	Retail	Single Tenant Retail	2005	NAP	9,014
13.20	Property			325 South Front Street			325 South Front Street	Oak Hill	Ohio	45656	Retail	Single Tenant Retail	2005	NAP	9,014
13.21	Property			49840 East Park Drive			49840 East Park Drive	Tuppers Plains	Ohio	45783	Retail	Single Tenant Retail	2005	NAP	9,014
13.22	Property			210 Bobbitt Avenue			210 Bobbitt Avenue	Lynchburg	Ohio	45142	Retail	Single Tenant Retail	2005	NAP	9,014
13.23	Property			101 East State Highway 276			101 East State Highway 276	West Tawakoni	Texas	75474	Retail	Single Tenant Retail	2002	NAP	9,014
13.24	Property			33 West Main Street			33 West Main Street	Salineville	Ohio	43945	Retail	Single Tenant Retail	2005	NAP	9,014
13.25	Property			7269 Ridge Road			7269 Ridge Road	Sodus	New York	14551	Retail	Single Tenant Retail	2005	NAP	9,014
13.26	Property			7365 Highway 105			7365 Highway 105	Beaumont	Texas	77713	Retail	Single Tenant Retail	2004	NAP	9,014
13.27	Property			2100 Thistle Hill Drive			2100 Thistle Hill Drive	Spring Grove	Pennsylvania	17362	Retail	Single Tenant Retail	2003	NAP	8,125
13.28	Property			519 Park Avenue			519 Park Avenue	Abbeville	Louisiana	70510	Retail	Single Tenant Retail	2006	NAP	9,014
13.29	Property			1410 Harrisburg Pike			1410 Harrisburg Pike	Columbus	Ohio	43223	Retail	Single Tenant Retail	2005	NAP	9,014
13.30	Property			120 East Franklin Street			120 East Franklin Street	Bellbrook	Ohio	45305	Retail	Single Tenant Retail	2005	NAP	9,014
13.31	Property			1140 Church Point Highway			1140 Church Point Highway	Rayne	Louisiana	70578	Retail	Single Tenant Retail	2004	NAP	9,014
13.32	Property			8829 Cameron Street			8829 Cameron Street	Duson	Louisiana	70529	Retail	Single Tenant Retail	2005	NAP	9,014
13.33	Property			1812 Highway 71 South			1812 Highway 71 South	LeCompte	Louisiana	71346	Retail	Single Tenant Retail	2005	NAP	9,014
13.34	Property			618 Seventh Avenue			618 Seventh Avenue	Beaver Falls	Pennsylvania	15010	Retail	Single Tenant Retail	2005	NAP	9,014
13.35	Property			411 4th Street			411 4th Street	Ralls	Texas	79357	Retail	Single Tenant Retail	2006	NAP	9,014
13.36	Property			4665 Tuscarawas Road			4665 Tuscarawas Road	Beaver	Pennsylvania	15009	Retail	Single Tenant Retail	2005	NAP	8,125
13.37	Property			8557 Main Street			8557 Main Street	Honeoye	New York	14471	Retail	Single Tenant Retail	2005	NAP	9,014
13.38	Property			300 East Central Avenue			300 East Central Avenue	Nixon	Texas	78140	Retail	Single Tenant Retail	2005	NAP	9,014
13.39	Property			210 OSR East			210 OSR East	Normangee	Texas	77871	Retail	Single Tenant Retail	2005	NAP	9,014
13.40	Property			231 State Highway 147			231 State Highway 147	Zavalla	Texas	75980	Retail	Single Tenant Retail	2005	NAP	9,014
13.41	Property			800 West Military Highway			800 West Military Highway	Brackettville	Texas	78832	Retail	Single Tenant Retail	2006	NAP	9,014
13.42	Property			465 Donner Avenue			465 Donner Avenue	Monessen	Pennsylvania	15062	Retail	Single Tenant Retail	2005	NAP	8,000
13.43	Property			106 M Street			106 M Street	St. Paul	Nebraska	68873	Retail	Single Tenant Retail	1984	2000	11,520
13.44	Property			716 North Brinton Avenue			716 North Brinton Avenue	Dixon	Illinois	61021	Retail	Single Tenant Retail	1970	1999	7,336
14	Loan	26	GSMC	Raeford Crossing	NAP	NAP	6452 Raeford Road	Fayetteville	North Carolina	28304	Multifamily	Garden	2012	NAP	291
15	Loan	18, 27	GSMC	Hilton Garden Inn Pittsburgh - Cranberry	NAP	NAP	2000 Garden View Lane	Cranberry Township	Pennsylvania	16066	Hospitality	Limited Service	2012	NAP	136
16	Loan		GSMC	Smith Brothers Hardware Building	NAP	NAP	580 North Fourth Street	Columbus	Ohio	43215	Office	CBD	1926	1998	190,949
17	Loan		GSMC	Park Meadows	NAP	NAP	398 Enchanted Parkway	Manchester	Missouri	63021	Multifamily	Garden	1970	2009-2013	280
18	Loan		CGMRC	Minnesota Self Storage Portfolio	NAP	NAP									229,410
18.01	Property			Edina Mini Storage			7225 Bush Lake Road	Edina	Minnesota	55439	Self Storage	Self Storage	1967	2002	72,035
18.02	Property			Bloomington Self Storage			150 81st Street West	Bloomington	Minnesota	55420	Self Storage	Self Storage	1970	2004	70,888
18.03	Property			Minneapolis Self Storage			425 Washington Avenue North	Minneapolis	Minnesota	55401	Self Storage	Self Storage	1892	2006	34,746
18.04	Property			Lakeville Premier Self Storage			21002 Heron Way	Lakeville	Minnesota	55044	Self Storage	Self Storage	2002	NAP	51,741
19	Loan		SMF I	Highland Plantation Apartments	NAP	NAP	5151 Highland Road	Baton Rouge	Louisiana	70808	Multifamily	Student Housing	1967	2008	420
20	Loan	18, 28, 29	SMF I	Wyndham Garden Inn Long Island City	NAP	NAP	44-21 9th Street	Long Island City	New York	11101	Hospitality	Limited Service	2012	NAP	128
21	Loan		CGMRC	Gessner Estates Apartments	NAP	NAP	8701 Town Park Drive	Houston	Texas	77036	Multifamily	Garden	1979	NAP	659
22	Loan	18, 30, 31, 32	SMF I	246 Fifth Avenue	NAP	NAP	246 Fifth Avenue	New York	New York	10001	Mixed Use	Office/Retail	1890	2002	28,041
23	Loan	18	CGMRC	Lakeway Commons	NAP	NAP	900 Ranch Road 620 South	Lakeway	Texas	78734	Mixed Use	Retail/Office	1998	NAP	63,844

FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-191331-02

_____________________________________________
Sent: Thursday, January 16, 2014 9:16 AM
Subject: GSMS 2014-GC18 -- Free Writing Prospectus (Public)(external)

GSMS 2014-GC18 -- Free Writing Prospectus (Public)(external)

The depositor has filed a registration statement (including a prospectus) with the SEC  (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com .

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED (OTHER THAN ANY STATEMENT RELATING TO THE IDENTITY OF THE LEGAL ENTITY AUTHORIZING OR SENDING THIS COMMUNICATION IN A NON-US JURISDICTION).  SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.

  ________________________________
Goldman Sachs is not acting as a municipal advisor and this message and any opinions, views or information contained herein are not intended to be, and do not constitute, “advice” within the meaning of Section 15B of the Exchange Act of 1934. See the http://www.gs.com/disclaimer/afg/ for important information regarding this message and your reliance on information contained in it. This message may contain information that is confidential or privileged. If you are not the intended recipient, please advise the sender immediately and delete this message. See the http://www.gs.com/disclaimer/email/ for further information on confidentiality and the risks inherent in electronic communication.

FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-191331-02

_____________________________________________
Sent: Tuesday, January 21, 2014 10:47 AM
Subject: GSMS 2014-GC18 -- Price Guidance (Public)(external)

GSMS 2014-GC18 -- Price Guidance (Public)(external)

$968.862mm Fixed Rate CMBS Offering

Co-Lead Managers and Joint Bookrunners: Goldman, Sachs & Co. and Citigroup Global Markets Inc.
Co-Manager: Drexel Hamilton, LLC

Class     [REDACTED]      Size($mm)  WAL(yr)  C/E     Guidance   Target $px
A-1       [REDACTED]        56.812    2.72   30.000%   S + 55a      100-00
A-2       [REDACTED]       116.213    4.87   30.000%   S + 70-73    103-00
A-3       [REDACTED]       216.747    9.80   30.000%   ***Not Available***
A-4       [REDACTED]       301.979    9.87   30.000%   S + 87a      103-00
A-AB      [REDACTED]        87.793    7.40   30.000%   S + 77a      103-00
A-S       [REDACTED]        68.210    9.94   23.875%   S + 115a     103-00
B         [REDACTED]        76.563    9.94   17.000%   S + 165a     103-00
C         [REDACTED]        44.545    9.94   13.000%   S + 210a      WAC

Collateral Summary
Initial Pool Balance:                                           $1,113.635mm
Number of Mortgage Loans:                                       74
Number of Mortgaged Properties:                                 141
Average Cut-off Date Mortgage Loan Balance:                     $15.049mm
Weighted Average Mortgage Interest Rate:                        4.9732%
Weighted Average Remaining Term to Maturity/ARD (months):       113
Weighted Average Remaining Amortization Term (months):          352
Weighted Average Cut-off Date LTV Ratio:                        67.2%
Weighted Average Maturity Date/ARD LTV Ratio:                   57.1%
Weighted Average Underwritten Debt Service Coverage Ratio:      1.58x
Weighted Average Debt Yield on Underwritten NOI:                10.6%
% of Mortgage Loans with Additional Debt:                        9.7%
% of Mortgaged Properties with Single Tenants:                   3.5%

Property Type: 40.5% Retail, 16.1% Mixed Use, 13.3% Office
               12.1% Multifamily, 8.1% Hospitality, 6.0% Self Storage
               3.3% Industrial, 0.7% Manufactured Housing

Top 5 States:  16.7% PA, 12.9% MI, 11.7% LA, 10.0% TX, 9.8% AZ

Anticipated Timing
Anticipated Pricing:      Week of Jan 20th
Anticipated Closing:      Mon, Feb 3rd

The depositor has filed a registration statement (including a prospectus) with the SEC  (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com .

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED (OTHER THAN ANY STATEMENT RELATING TO THE IDENTITY OF THE LEGAL ENTITY AUTHORIZING OR SENDING THIS COMMUNICATION IN A NON-US JURISDICTION).  SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.

  ________________________________
Goldman Sachs is not acting as a municipal advisor and this message and any opinions, views or information contained herein are not intended to be, and do not constitute, “advice” within the meaning of Section 15B of the Exchange Act of 1934. See the http://www.gs.com/disclaimer/afg/ for important information regarding this message and your reliance on information contained in it. This message may contain information that is confidential or privileged. If you are not the intended recipient, please advise the sender immediately and delete this message. See the http://www.gs.com/disclaimer/email/ for further information on confidentiality and the risks inherent in electronic communication.

FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-191331-02

January 21, 2014

Supplement to the Free Writing Prospectus dated January 15, 2014

$1,113,635,129
(Approximate Mortgage Pool Balance)

$968,862,000
(Offered Certificates)

GS Mortgage Securities Trust 2014-GC18
As Issuing Entity

GS Mortgage Securities Corporation II
As Depositor

Commercial Mortgage Pass-Through Certificates
Series 2014-GC18

Goldman Sachs Mortgage Company
Citigroup Global Markets Realty Corp.
Starwood Mortgage Funding I LLC
Cantor Commercial Real Estate Lending, L.P.
As Sponsors

IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Goldman, Sachs & Co., Citigroup Global Markets Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation being made that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential, are not applicable to these materials and should be disregarded.  Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

Goldman, Sachs & Co.	Citigroup

Co-Lead Managers and Joint Bookrunners

Drexel Hamilton
Co-Manager

FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-191331-02

_____________________________________________
Sent: Thursday, January 23, 2014 12:51 PM
Subject: GSMS 2014-GC18 -- IO (X-A/X-B) New Issue Announcement (Public)(external)

GSMS 2014-GC18 -- IO (X-A/X-B) New Issue Announcement (Public)(external)

Co-Lead Managers and Joint Bookrunners: Goldman, Sachs & Co. and Citigroup Global Markets Inc.
Co-Manager: Drexel Hamilton, LLC

Class     [REDACTED]     Notional($mm)
X-A       [REDACTED]        847.754
X-B       [REDACTED]         76.563

Collateral Summary
Initial Pool Balance:                                           $1,113.635mm
Number of Mortgage Loans:                                       74
Number of Mortgaged Properties:                                 141
Average Cut-off Date Mortgage Loan Balance:                     $15.049mm
Weighted Average Mortgage Interest Rate:                        4.9732%
Weighted Average Remaining Term to Maturity/ARD (months):       113
Weighted Average Remaining Amortization Term (months):          352
Weighted Average Cut-off Date LTV Ratio:                        67.2%
Weighted Average Maturity Date/ARD LTV Ratio:                   57.1%
Weighted Average Underwritten Debt Service Coverage Ratio:      1.58x
Weighted Average Debt Yield on Underwritten NOI:                10.6%
% of Mortgage Loans with Additional Debt:                        9.7%
% of Mortgaged Properties with Single Tenants:                   3.5%

Property Type: 40.5% Retail, 16.1% Mixed Use, 13.3% Office
               12.1% Multifamily, 8.1% Hospitality, 6.0% Self Storage
               3.3% Industrial, 0.7% Manufactured Housing

Top 5 States:  16.7% PA, 12.9% MI, 11.7% LA, 10.0% TX, 9.8% AZ

Anticipated Timing
Anticipated Pricing:      Early Week of Jan 27th
Anticipated Closing:      Mon, Feb 3rd

The depositor has filed a registration statement (including a prospectus) with the SEC  (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com .

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED (OTHER THAN ANY STATEMENT RELATING TO THE IDENTITY OF THE LEGAL ENTITY AUTHORIZING OR SENDING THIS COMMUNICATION IN A NON-US JURISDICTION).  SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.

  ________________________________
Goldman Sachs is not acting as a municipal advisor and this message and any opinions, views or information contained herein are not intended to be, and do not constitute, “advice” within the meaning of Section 15B of the Exchange Act of 1934. See the http://www.gs.com/disclaimer/afg/ for important information regarding this message and your reliance on information contained in it. This message may contain information that is confidential or privileged. If you are not the intended recipient, please advise the sender immediately and delete this message. See the http://www.gs.com/disclaimer/email/ for further information on confidentiality and the risks inherent in electronic communication.

FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-191331-02

Sent : Friday, January 24, 2014 08:02 AM Eastern Standard Time
Subject: GSMS 2014-GC18 -- Launch (Public)(external)

GSMS 2014-GC18 -- Launch (Public)(external)

$968.862mm Fixed Rate CMBS Offering

Co-Lead Managers and Joint Bookrunners: Goldman, Sachs & Co. and Citigroup Global Markets Inc.

Co-Manager: Drexel Hamilton, LLC

Class   [REDACTED]    Size($mm)  WAL(yr)   C/E     Launch   Target $px

A-1     [REDACTED]      56.812    2.72   30.000%   S + 55     100-00

A-2     [REDACTED]     116.213    4.87   30.000%   S + 66     103-00

A-4     [REDACTED]     301.979    9.87   30.000%   S + 90     103-00

A-AB    [REDACTED]      87.793    7.40   30.000%   S + 83     103-00

A-S     [REDACTED]      68.210    9.94   23.875%   S + 120    103-00

B       [REDACTED]      76.563    9.94   17.000%   S + 170    103-00

C       [REDACTED]      44.545    9.94   13.000%   S + 215     WAC

Anticipated Timing

Anticipated Pricing:      Fri, Jan 24th

Anticipated Closing:      Mon, Feb 3rd

The depositor has filed a registration statement (including a prospectus) with the SEC  (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com .

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED (OTHER THAN ANY STATEMENT RELATING TO THE IDENTITY OF THE LEGAL ENTITY AUTHORIZING OR SENDING THIS COMMUNICATION IN A NON-US JURISDICTION).  SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.

Goldman Sachs is not acting as a municipal advisor and this message and any opinions, views or information contained herein are not intended to be, and do not constitute, “advice” within the meaning of Section 15B of the Exchange Act of 1934. See the http://www.gs.com/disclaimer/afg/ for important information regarding this message and your reliance on information contained in it. This message may contain information that is confidential or privileged. If you are not the intended recipient, please advise the sender immediately and delete this message. See the http://www.gs.com/disclaimer/email/ for further information on confidentiality and the risks inherent in electronic communication.

FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-191331-02

_____________________________________________
Sent: Friday, January 24, 2014 8:05 AM
Subject: GSMS 2014-GC18 -- Launch (Public)(external)

GSMS 2014-GC18 -- Launch (Public)(external)

Co-Lead Managers and Joint Bookrunners: Goldman, Sachs & Co. and Citigroup Global Markets Inc.
Co-Manager: Drexel Hamilton, LLC

Class   [REDACTED]     Size($mm)  WAL(yr)  C/E     Launch   Target $px
A-3     [REDACTED]      216.747    9.80   30.000%   S + 88     101-00

Anticipated Timing
Anticipated Pricing:      Fri, Jan 24th
Anticipated Closing:      Mon, Feb 3rd

The depositor has filed a registration statement (including a prospectus) with the SEC  (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com .

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED (OTHER THAN ANY STATEMENT RELATING TO THE IDENTITY OF THE LEGAL ENTITY AUTHORIZING OR SENDING THIS COMMUNICATION IN A NON-US JURISDICTION).  SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.

________________________________
Goldman Sachs is not acting as a municipal advisor and this message and any opinions, views or information contained herein are not intended to be, and do not constitute, “advice” within the meaning of Section 15B of the Exchange Act of 1934. See the http://www.gs.com/disclaimer/afg/ for important information regarding this message and your reliance on information contained in it. This message may contain information that is confidential or privileged. If you are not the intended recipient, please advise the sender immediately and delete this message. See the http://www.gs.com/disclaimer/email/ for further information on confidentiality and the risks inherent in electronic communication.

FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-191331-02

-----Original Message-----
Sent: Friday, January 24, 2014 11:33 AM
Subject: GSMS 2014-GC18 -- Pricing Spots (external)

GSMS 2014-GC18 -- Pricing Spots (external)

Swap Spreads
2yr   14.75
3yr   12.50
4yr   13.75
5yr   12.50
6yr   15.00
7yr   11.25
8yr   15.50
9yr   15.50
10yr  12.50

Treasuries
2yr   99-27
3yr   100-03 1/4
5yr   99-26 +
7yr   101-11
10yr  100-07 +

The depositor has filed a registration statement (including a prospectus) with the SEC  (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com .

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED (OTHER THAN ANY STATEMENT RELATING TO THE IDENTITY OF THE LEGAL ENTITY AUTHORIZING OR SENDING THIS COMMUNICATION IN A NON-US JURISDICTION).  SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.

Goldman Sachs is not acting as a municipal advisor and this message and any opinions, views or information contained herein are not intended to be, and do not constitute, “advice” within the meaning of Section 15B of the Exchange Act of 1934. See the http://www.gs.com/disclaimer/afg/ for important information regarding this message and your reliance on information contained in it. This message may contain information that is confidential or privileged. If you are not the intended recipient, please advise the sender immediately and delete this message. See the http://www.gs.com/disclaimer/email/ for further information on confidentiality and the risks inherent in electronic communication.

FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-191331-02

_____________________________________________
Sent: Friday, January 24, 2014 12:22 PM
Subject: GSMS 2014-GC18 -- IO (X-A) Price Guidance (Public)(external)

GSMS 2014-GC18 -- IO (X-A) Price Guidance (Public)(external)

Co-Lead Managers and Joint Bookrunners: Goldman, Sachs & Co. and Citigroup Global Markets Inc.
Co-Manager: Drexel Hamilton, LLC

Class    [REDACTED]     Notional($mm)   Price Guidance
X-A      [REDACTED]       847.754         T+165-175

Collateral Summary
Initial Pool Balance:                                           $1,113.635mm
Number of Mortgage Loans:                                       74
Number of Mortgaged Properties:                                 141
Average Cut-off Date Mortgage Loan Balance:                     $15.049mm
Weighted Average Mortgage Interest Rate:                        4.9732%
Weighted Average Remaining Term to Maturity/ARD (months):       113
Weighted Average Remaining Amortization Term (months):          352
Weighted Average Cut-off Date LTV Ratio:                        67.2%
Weighted Average Maturity Date/ARD LTV Ratio:                   57.1%
Weighted Average Underwritten Debt Service Coverage Ratio:      1.58x
Weighted Average Debt Yield on Underwritten NOI:                10.6%
% of Mortgage Loans with Additional Debt:                        9.7%
% of Mortgaged Properties with Single Tenants:                   3.5%

Property Type: 40.5% Retail, 16.1% Mixed Use, 13.3% Office
               12.1% Multifamily, 8.1% Hospitality, 6.0% Self Storage
               3.3% Industrial, 0.7% Manufactured Housing

Top 5 States:  16.7% PA, 12.9% MI, 11.7% LA, 10.0% TX, 9.8% AZ

Anticipated Timing
Anticipated Pricing:      Early Week of Jan 27th
Anticipated Closing:      Mon, Feb 3rd

The depositor has filed a registration statement (including a prospectus) with the SEC  (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov<http://www.sec.gov>.  Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com<mailto:prospectus-ny@gs.com> .

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED (OTHER THAN ANY STATEMENT RELATING TO THE IDENTITY OF THE LEGAL ENTITY AUTHORIZING OR SENDING THIS COMMUNICATION IN A NON-US JURISDICTION).  SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.

  ________________________________
Goldman Sachs is not acting as a municipal advisor and this message and any opinions, views or information contained herein are not intended to be, and do not constitute, “advice” within the meaning of Section 15B of the Exchange Act of 1934. See the http://www.gs.com/disclaimer/afg/ for important information regarding this message and your reliance on information contained in it. This message may contain information that is confidential or privileged. If you are not the intended recipient, please advise the sender immediately and delete this message. See the http://www.gs.com/disclaimer/email/ for further information on confidentiality and the risks inherent in electronic communication.

FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-191331-02

_____________________________________________
Sent: Friday, January 24, 2014 1:27 PM
Subject: GSMS 2014-GC18 -- Final Pricing Details (Public)(external)

GSMS 2014-GC18 -- Final Pricing Details (Public)(external)

$968.862mm Fixed Rate CMBS Offering

Co-Lead Managers and Joint Bookrunners: Goldman, Sachs & Co. and Citigroup Global Markets Inc.
Co-Manager: Drexel Hamilton, LLC

Class   [REDACTED]       Size($mm)  WAL(yr)   C/E    Coupon  Spread   Yield     $Px
A-1     [REDACTED]        56.812    2.72   30.000%  1.298    S+55    1.290   99.99903
A-2     [REDACTED]       116.213    4.87   30.000%  2.924    S+66    2.268  102.99631
A-4     [REDACTED]       301.979    9.87   30.000%  4.074    S+90    3.727  102.99958
A-AB    [REDACTED]        87.793    7.40   30.000%  3.648    S+83    3.199  102.99500
A-S     [REDACTED]        68.210    9.94   23.875%  4.383    S+120   4.037  102.99446
B       [REDACTED]        76.563    9.94   17.000%  4.885    S+170   4.537  102.99794
C       [REDACTED]        44.545    9.94   13.000%  4.948    S+215   4.987  100.73406

Anticipated Timing
Anticipated Closing:      Mon, Feb 3rd

The depositor has filed a registration statement (including a prospectus) with the SEC  (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com .

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED (OTHER THAN ANY STATEMENT RELATING TO THE IDENTITY OF THE LEGAL ENTITY AUTHORIZING OR SENDING THIS COMMUNICATION IN A NON-US JURISDICTION).  SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.

________________________________
Goldman Sachs is not acting as a municipal advisor and this message and any opinions, views or information contained herein are not intended to be, and do not constitute, “advice” within the meaning of Section 15B of the Exchange Act of 1934. See the http://www.gs.com/disclaimer/afg/ for important information regarding this message and your reliance on information contained in it. This message may contain information that is confidential or privileged. If you are not the intended recipient, please advise the sender immediately and delete this message. See the http://www.gs.com/disclaimer/email/ for further information on confidentiality and the risks inherent in electronic communication.

FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-191331-02

______________________________________
Sent: Friday, January 24, 2014 1:30 PM
Subject: GSMS 2014-GC18 -- Final Pricing Details (Public)(external)

GSMS 2014-GC18 -- Final Pricing Details (Public)(external)

Co-Lead Managers and Joint Bookrunners: Goldman, Sachs & Co. and Citigroup Global Markets Inc.
Co-Manager: Drexel Hamilton, LLC

Class	[REDACTED]	Size($mm)	WAL(yr)	C/E	Coupon	Spread	Yield	$Px
A-3	[REDACTED]	216.747	9.80	30.000%	3.801	S+88	3.697	100.99393

Anticipated Timing
Anticipated Closing:      Mon, Feb 3rd

The depositor has filed a registration statement (including a prospectus) with the SEC  (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com .

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED (OTHER THAN ANY STATEMENT RELATING TO THE IDENTITY OF THE LEGAL ENTITY AUTHORIZING OR SENDING THIS COMMUNICATION IN A NON-US JURISDICTION).  SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.

  ________________________________
Goldman Sachs is not acting as a municipal advisor and this message and any opinions, views or information contained herein are not intended to be, and do not constitute, “advice” within the meaning of Section 15B of the Exchange Act of 1934. See the http://www.gs.com/disclaimer/afg/ for important information regarding this message and your reliance on information contained in it. This message may contain information that is confidential or privileged. If you are not the intended recipient, please advise the sender immediately and delete this message. See the http://www.gs.com/disclaimer/email/ for further information on confidentiality and the risks inherent in electronic communication.

FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-191331-02

_____________________________________________
Sent: Friday, January 24, 2014 1:49 PM
Subject: GSMS 2014-GC18 -- CUSIPs (Public)(external)

GSMS 2014-GC18 -- CUSIPs (Public)(external)

Class	CUSIP
A-1	36252RAC3
A-2	36252RAF6
A-3	36252RAJ8
A-4	36252RAM1
A-AB	36252RAQ2
A-S	36252RAZ2
B	36252RBC2
C	36252RBJ7

The depositor has filed a registration statement (including a prospectus) with the SEC  (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com .

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED (OTHER THAN ANY STATEMENT RELATING TO THE IDENTITY OF THE LEGAL ENTITY AUTHORIZING OR SENDING THIS COMMUNICATION IN A NON-US JURISDICTION).  SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.

  ________________________________
Goldman Sachs is not acting as a municipal advisor and this message and any opinions, views or information contained herein are not intended to be, and do not constitute, “advice” within the meaning of Section 15B of the Exchange Act of 1934. See the http://www.gs.com/disclaimer/afg/ for important information regarding this message and your reliance on information contained in it. This message may contain information that is confidential or privileged. If you are not the intended recipient, please advise the sender immediately and delete this message. See the http://www.gs.com/disclaimer/email/ for further information on confidentiality and the risks inherent in electronic communication.

FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-191331-02

_____________________________________________
Sent: Monday, January 27, 2014 4:39 PM
Subject: GSMS 2014-GC18 -- X-A Launch (Public)(external)

GSMS 2014-GC18 -- X-A Launch (Public)(external)

Co-Lead Managers and Joint Bookrunners: Goldman, Sachs & Co. and Citigroup Global Markets Inc.
Co-Manager: Drexel Hamilton, LLC

Class    [REDACTED]     Notional($mm)  Launch
X-A      [REDACTED]       847.754      T + 195

Anticipated Timing
Anticipated Pricing:      4:45pm ET
Anticipated Closing:      Mon, Feb 3rd

The depositor has filed a registration statement (including a prospectus) with the SEC  (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com .

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED (OTHER THAN ANY STATEMENT RELATING TO THE IDENTITY OF THE LEGAL ENTITY AUTHORIZING OR SENDING THIS COMMUNICATION IN A NON-US JURISDICTION).  SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.

________________________________
Goldman Sachs is not acting as a municipal advisor and this message and any opinions, views or information contained herein are not intended to be, and do not constitute, “advice” within the meaning of Section 15B of the Exchange Act of 1934. See the http://www.gs.com/disclaimer/afg/ for important information regarding this message and your reliance on information contained in it. This message may contain information that is confidential or privileged. If you are not the intended recipient, please advise the sender immediately and delete this message. See the http://www.gs.com/disclaimer/email/ for further information on confidentiality and the risks inherent in electronic communication.

FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-191331-02

_____________________________________________
Sent: Monday, January 27, 2014 4:39 PM
Subject: GSMS 2014-GC18 -- X-B Launch (Public)(external)

GSMS 2014-GC18 -- X-B Launch (Public)(external)

Co-Lead Managers and Joint Bookrunners: Goldman, Sachs & Co. and Citigroup Global Markets Inc.
Co-Manager: Drexel Hamilton, LLC

Class	[REDACTED]	Notional($mm)	Launch
X-B	[REDACTED]	76.563	T + 132

Anticipated Timing
Anticipated Pricing:      4:45pm ET
Anticipated Closing:      Mon, Feb 3rd

The depositor has filed a registration statement (including a prospectus) with the SEC  (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com .

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED (OTHER THAN ANY STATEMENT RELATING TO THE IDENTITY OF THE LEGAL ENTITY AUTHORIZING OR SENDING THIS COMMUNICATION IN A NON-US JURISDICTION).  SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.

  ________________________________
Goldman Sachs is not acting as a municipal advisor and this message and any opinions, views or information contained herein are not intended to be, and do not constitute, “advice” within the meaning of Section 15B of the Exchange Act of 1934. See the http://www.gs.com/disclaimer/afg/ for important information regarding this message and your reliance on information contained in it. This message may contain information that is confidential or privileged. If you are not the intended recipient, please advise the sender immediately and delete this message. See the http://www.gs.com/disclaimer/email/ for further information on confidentiality and the risks inherent in electronic communication.

FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-191331-02

_____________________________________________
Sent: Monday, January 27, 2014 5:01 PM
Subject: GSMS 2014-GC18 -- IO (X-A/X-B) Pricing Spots (external)

GSMS 2014-GC18 -- IO (X-A/X-B) Pricing Spots (external)

Treasuries
7yr   101-03
10yr  100-00

The depositor has filed a registration statement (including a prospectus) with the SEC  (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com .

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED (OTHER THAN ANY STATEMENT RELATING TO THE IDENTITY OF THE LEGAL ENTITY AUTHORIZING OR SENDING THIS COMMUNICATION IN A NON-US JURISDICTION).  SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.

  ________________________________
Goldman Sachs is not acting as a municipal advisor and this message and any opinions, views or information contained herein are not intended to be, and do not constitute, “advice” within the meaning of Section 15B of the Exchange Act of 1934. See the http://www.gs.com/disclaimer/afg/ for important information regarding this message and your reliance on information contained in it. This message may contain information that is confidential or privileged. If you are not the intended recipient, please advise the sender immediately and delete this message. See the http://www.gs.com/disclaimer/email/ for further information on confidentiality and the risks inherent in electronic communication.

FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-191331-02

_____________________________________________
Sent: Monday, January 27, 2014 5:26 PM
Subject: GSMS 2014-GC18 -- X-A Final Pricing Details (Public)(external)

GSMS 2014-GC18 -- X-A Final Pricing Details (Public)(external)

Co-Lead Managers and Joint Bookrunners: Goldman, Sachs & Co. and Citigroup Global Markets Inc.
Co-Manager: Drexel Hamilton, LLC

Class	[REDACTED]	Notional($mm)	Coupon	Spread	Yield	$Px
X-A	[REDACTED]	847.754	1.307	T+195	4.375	8.32024

Anticipated Timing
Anticipated Closing:      Mon, Feb 3rd

The depositor has filed a registration statement (including a prospectus) with the SEC  (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com .

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED (OTHER THAN ANY STATEMENT RELATING TO THE IDENTITY OF THE LEGAL ENTITY AUTHORIZING OR SENDING THIS COMMUNICATION IN A NON-US JURISDICTION).  SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.

  ________________________________
Goldman Sachs is not acting as a municipal advisor and this message and any opinions, views or information contained herein are not intended to be, and do not constitute, “advice” within the meaning of Section 15B of the Exchange Act of 1934. See the http://www.gs.com/disclaimer/afg/ for important information regarding this message and your reliance on information contained in it. This message may contain information that is confidential or privileged. If you are not the intended recipient, please advise the sender immediately and delete this message. See the http://www.gs.com/disclaimer/email/ for further information on confidentiality and the risks inherent in electronic communication.

FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-191331-02

_____________________________________________
Sent: Monday, January 27, 2014 5:26 PM
Subject: GSMS 2014-GC18 -- X-B Final Pricing Details (Public)(external)

GSMS 2014-GC18 -- X-B Final Pricing Details (Public)(external)

Co-Lead Managers and Joint Bookrunners: Goldman, Sachs & Co. and Citigroup Global Markets Inc.
Co-Manager: Drexel Hamilton, LLC

Class	[REDACTED]	Notional($mm)	Coupon	Spread	Yield	$Px
X-B	[REDACTED]	76.563	0.063	T+132	4.013	1.29682

Anticipated Timing
Anticipated Closing:      Mon, Feb 3rd

The depositor has filed a registration statement (including a prospectus) with the SEC  (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com .

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED (OTHER THAN ANY STATEMENT RELATING TO THE IDENTITY OF THE LEGAL ENTITY AUTHORIZING OR SENDING THIS COMMUNICATION IN A NON-US JURISDICTION).  SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.

  ________________________________
Goldman Sachs is not acting as a municipal advisor and this message and any opinions, views or information contained herein are not intended to be, and do not constitute, “advice” within the meaning of Section 15B of the Exchange Act of 1934. See the http://www.gs.com/disclaimer/afg/ for important information regarding this message and your reliance on information contained in it. This message may contain information that is confidential or privileged. If you are not the intended recipient, please advise the sender immediately and delete this message. See the http://www.gs.com/disclaimer/email/ for further information on confidentiality and the risks inherent in electronic communication.

FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-191331-02

_____________________________________________
Sent: Monday, January 27, 2014 5:35 PM
Subject: GSMS 2014-GC18 -- IO (X-A/X-B) CUSIPs (Public)(external)

GSMS 2014-GC18 -- IO (X-A/X-B) CUSIPs (Public)(external)

Class	CUSIP
X-A	36252RAT6
X-B	36252RAW9

The depositor has filed a registration statement (including a prospectus) with the SEC  (SEC File No. 333-191331) for the offering to which this communication relates.  Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or by email to prospectus-ny@gs.com .

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED (OTHER THAN ANY STATEMENT RELATING TO THE IDENTITY OF THE LEGAL ENTITY AUTHORIZING OR SENDING THIS COMMUNICATION IN A NON-US JURISDICTION).  SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.

  ________________________________
Goldman Sachs is not acting as a municipal advisor and this message and any opinions, views or information contained herein are not intended to be, and do not constitute, “advice” within the meaning of Section 15B of the Exchange Act of 1934. See the http://www.gs.com/disclaimer/afg/ for important information regarding this message and your reliance on information contained in it. This message may contain information that is confidential or privileged. If you are not the intended recipient, please advise the sender immediately and delete this message. See the http://www.gs.com/disclaimer/email/ for further information on confidentiality and the risks inherent in electronic communication.